As filed with the Securities and Exchange Commission on October 28, 2005

     1933 Act Registration No. 33-37928; 1940 Act Registration No. 811-6259


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X

                        Pre-Effective Amendment No. ____


                        Post-Effective Amendment No. 27              X

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 28

                        (Check appropriate box or boxes.)

                               STRATUS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                   P.O. Box 82535 Lincoln, Nebraska 68501-2535 (Address of
               Principal Executive Offices)(Zip Code)
     Registrant's Telephone Number, including Area Code: (888) 769-2362

                                  Jon C. Gross
                               STRATUS FUND, INC.
                   P.O. Box 82535 Lincoln, Nebraska 68501-2535
                     (Name and Address of Agent for Service)

                        Copies of all communications to:

                                Thomas H. Duncan
                        Ballard Spahr Andrews & Ingersoll, LLP
                          1225 17th Street, Suite 2300
                             Denver, Colorado 80202

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement
                               becomes effective.


It is proposed that this filing will become effective:

              [X] immediately upon filing pursuant to paragraph (b)
              [ ] on (Date) pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(i)
              [ ] on (Date) pursuant to paragraph (a)(i)
              [ ] 75 days after filing pursuant to paragraph (a)(ii)
              [ ] on (Date) pursuant to paragraph (a)(ii) of Rule 485

                               STRATUS FUND, INC.

                              RETAIL CLASS A SHARES



                                   PROSPECTUS
                                 OCTOBER 31, 2005



                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO











                               INVESTMENT ADVISER
                         Union Investment Advisors, Inc.




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           PAGE

Introduction and Fund Summary.................................................1

More Information About Investment Objectives and Strategies...................7

More Information About Risk...................................................9

Each Portfolio's Other Investments...........................................11

Shareholder Information......................................................11

Fund Distribution............................................................16

Dividends and Capital Gains Distributions....................................17

Tax Consequences.............................................................17

Fund Management..............................................................18

Financial Highlights.........................................................18

INTRODUCTION AND FUND SUMMARY

INTRODUCTION

        Stratus Fund, Inc. is a mutual fund that offers shares in separate investment portfolios. Each Portfolio operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities. The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds.

        Each Portfolio has its own investment goal and strategies for reaching that goal. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

        An investment in a Portfolio is not a deposit in Union Bank and Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Government or by any other agency or instrumentality of the U.S. Government and involves investment risk, including potential loss of principal.

FUND SUMMARY

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

The Government Securities Portfolio seeks a high total return consistent with the preservation of capital.

Principal Investment Strategies

The Adviser's principal investment strategies include:

        o Investing at least 80% of the Portfolio's assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        o Investing the remainder of the Portfolio's assets in marketable debt obligations rated within one of the four highest debt rating categories, obligations of commercial banks, repurchase agreements and money market instruments.

        o Selecting securities that will provide a high total return consistent with the Portfolio's investment objective, taking into consideration both current income and the potential for appreciation of value. This may result in the Portfolio concentrating its investments in certain types of U.S. government securities, such as mortgage-backed securities issued or guaranteed by government agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

        o Normally maintaining an average dollar weighted maturity of between three and ten years.

Principal Investment Risks

The Government Securities Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

        o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

        o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

        o ISSUER-SPECIFIC RISK. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within the lowest of the four highest debt rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weaker capacity of the issuer to make principal and interest payments than would be the case with higher rated securities. If after acquisition by the Portfolio, a change in the credit quality of a debt security causes the security to fall below investment grade, the investment adviser will consider selling the security if the sale will not have an adverse effect on the Portfolio.

        o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.

        o U.S. GOVERNMENT AGENCY SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, including the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal Home Loan Banks ("FHLBs") and the Federal Farm Credit Bank ("FFCB"). U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. Treasury. Obligations of the FHLBs, FFCB, Fannie Mae and Freddie Mac are backed by the credit of the agency or instrumentality issuing the obligation. Although not backed by the full faith and credit of the U.S. Treasury, Fannie Mae, Freddie Mac and FFCB securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Fannie Mae and Freddie Mac are limited in the amount they are able to borrow from the U.S. Treasury. Each of Fannie Mae and Freddie Mac currently maintains a line of credit with the U.S. Treasury in the amount of $2.25 billion. FFCB does not currently have a line of credit with the U.S. Treasury. Obligations of the FHLBs are also supported by the discretionary authority of the U.S. Government to purchase certain obligations of those entities.

        o MORTGAGE-BACKED SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac that are backed by pools of mortgage loans. Some obligations of the FHLBs are also backed by pools of mortgage loans. Only those mortgage-backed securities that are issued by Ginnie Mae are backed by the full faith and credit of the U.S. Treasury. During periods of declining interest rates, prepayment of the mortgages underlying the securities can be expected to accelerate, shortening the estimated average life of the security, while increasing interest rates could extend the estimated average life of the securities. Because of the unpredictable payment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. If the Portfolio purchases a mortgage-backed security at a premium, it may experience a loss if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments of the underlying mortgage loans. If the Government Securities Portfolio invests in mortgage-backed securities that are not registered under the Securities Act of 1933, information about such securities may not be as readily available as for registered securities, which may result in reduced marketability and less transparency for such securities.

        o INCOME RISK. Falling interest rates will cause the Portfolio's income to decline.

When you sell shares of the Portfolio, they could be worth less than what you paid for them.

Performance

The following information provides some indication of the risk of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance. Sales charges are not included in the calculation of the returns shown in the bar chart below, and if they were included, the returns would be less than those shown.



        CALENDAR YEAR TOTAL RETURNS

         1999       2000      2001       2002       2003       2004
         ----       ----      ----       ----       ----       ----
         1.49%      7.35%     6.90%     6.35%      1.20%       1.58%


Retail Class A shares of the Government Securities Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 3.46% (quarter ending September 30, 2001) and the lowest return for a quarter was -1.37% (quarter ending June 30, 2004).

The year-to-date return as of June 30, 2005 for the Government Securities Portfolio was 0.98%.

                             AVERAGE ANNUAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                                       Since
                                                 1 Year   5 Years   Inception(1)
                                                 ------   -------  -------------
Return before Taxes                               1.56%    4.64%       4.29%

Return after Taxes on Distributions               0.45%    3.07%       2.60%

Return after Taxes on Distributions
        and Sale of Portfolio Shares              0.38%    2.63%       2.23%

Merrill Lynch Inter-Term Index
(reflects no deduction for fees,
 expenses or taxes)                               1.97%    6.07%       6.33%


--------------------------
(1)Commenced sales to the public in January, 1998.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Government Securities Portfolio:

        SHAREHOLDER FEES  (fees paid directly from your investment)

           Maximum Sales Charge (Load)
              Imposed on Purchases (as a % of the offering price)         3.00%
           Maximum Deferred Sales Charge                                  None
           Maximum Sales Charge (Load)
              Imposed on Reinvested
              Dividends and Other Distributions                           None
           Redemption Fee                                                 None
           Exchange Fee                                                   None


        ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)


        Management Fees(1)                                            0.50%
        Other Expenses                                                0.39%
        Total Portfolio Operating Expenses                            0.89%



(1) Based on expenses during the fiscal year ended June 30, 2005.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Government Securities Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                3 Years                5 Years              10 Years

 $89                    $278                   $483                $1,074

GROWTH PORTFOLIO

Investment Objective

The Growth Portfolio seeks capital appreciation and income.

Principal Investment Strategies

The Adviser's principal investment strategies include:

        o       Investing primarily in a diversified portfolio of common stocks.

        o Selecting equity securities, the majority of which pay dividends.

        o       Investing in medium and large capitalization companies.

        o Investing in companies the Adviser believes will have earnings that grow faster than inflation and faster than the economy in general and whose securities are attractively priced. The Adviser's strategies may involve active trading in the Portfolio's securities and may result in a higher portfolio turnover rate.

Principal Investment Risks

The Growth Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

        o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

        o ISSUER-SPECIFIC RISKS. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole.

        o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Performance

The following information provides some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance. Sales charges are not included in the calculation of the returns shown in the bar chart below, and if they were included, the returns would be less than those shown.

        CALENDAR YEAR TOTAL RETURNS

        1999       2000      2001       2002       2003       2004
        ----       ----      ----       ----       ----       ----
        22.04%     -7.69%%   -9.39%    -23.72%    26.73%     13.70%


Retail Class A shares of the Growth Portfolio were first sold to the public in January 1998. Since that time, the Portfolio's highest return for a quarter was 18.88% (quarter ending December 31, 1999) and the lowest return for a quarter was -14.27% (quarter ending September 30, 2002).

The year-to-date return as of June 30, 2005 for the Growth Portfolio was 0.07%



                             AVERAGE ANNUAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                      SINCE
                                              1 YEAR    5 YEARS    INCEPTION(1)
                                              ------    -------    ------------

Return before Taxes                           13.70%     -1.67%       4.71%

Return after Taxes on Distributions           13.69%     -2.18%       3.47%

Return after Taxes on Distributions and       11.64%     -2.18%       2.99%
Sale of Portfolio Shares

S&P 500 Index                                 10.88%     -2.30%       12.16%
(reflects no deduction for fees, expenses or taxes)

----------------------
(1)Commenced sales to the public in January, 1998.


The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fee Table

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Portfolio:

        SHAREHOLDER FEES (fees paid directly from your investment)

       Maximum Sales Charge (Load)
          Imposed on Purchases (as a % of the offering price)         4.50%
       Maximum Deferred Sales Charge                                  None
       Maximum Sales Charge (Load)
          Imposed on Reinvested
          Dividends and Other Distributions                           None
       Redemption Fee                                                 None
       Exchange Fee                                                   None


      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)


       Management Fees(1)                                            0.75%
       Other Expenses                                                0.39%
       Total Portfolio Operating Expenses                            1.14%


(1) Based on expenses during the fiscal year ended June 30, 2005.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Growth Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                  3 Years                5 Years                 10 Years

$114                     $355                   $616                   $1,360




MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

Implementation of Investment Objective

        To achieve its objective, the Government Securities Portfolio will invest at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The Portfolio will invest its remaining assets in the following securities:

        o Domestic issues of marketable debt obligations that are rated at the time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined by the Adviser to be of a comparable quality at the time of purchase.

        o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

        o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

        o       Money market instruments.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the Portfolio that are not government securities, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services, competition, management, and research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        The Adviser has engaged in active trading of securities held by the Government Securities Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and ten years.

Fundamental Investment Policies

        The investment objective of the Government Securities Portfolio, and its principal investment strategy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are both fundamental policies that may not be changed without shareholder approval. Additional fundamental policies applicable to the Government Securities Portfolio are described in the Statement of Additional Information.

GROWTH PORTFOLIO

Investment Objective

        The investment objective of the Growth Portfolio is capital appreciation and income.

Principal Investment Strategies

        To achieve its investment objective, the Growth Portfolio will invest at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. The Growth Portfolio seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will outperform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the Portfolio issued by companies that have a history of paying regular dividends.

        When selecting securities for the Growth Portfolio, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and select those companies whose shares are most attractively priced.

        The Adviser has engaged in active trading of securities held by the Growth Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

Fundamental Investment Policies

        The investment objective of the Growth Portfolio is a fundamental policy that may not be changed without shareholder approval. Additional fundamental policies applicable to the Growth Portfolio are described in the Statement of Additional Information.

MORE INFORMATION ABOUT RISK

        Many factors affect a Portfolio's performance. The price of a Portfolio's shares will change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A Portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the Portfolio's level of investment in the securities of that issuer. When you sell your shares of a Portfolio, they could be worth less than what you paid for them. In addition, the following factors may significantly affect a Portfolio's performance.

INTEREST RATE CHANGES

     GOVERNMENT SECURITIES PORTFOLIO

        Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security can fall when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

PREPAYMENT RISK

     GOVERNMENT SECURITIES PORTFOLIO

        Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause a Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK

     GOVERNMENT SECURITIES PORTFOLIO

        Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the Portfolio's return could be lower.

U.S. GOVERNMENT SECURITIES RISK

     GOVERNMENT SECURITIES PORTFOLIO

        Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

STOCK MARKET VOLATILITY

     GROWTH PORTFOLIO

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

ISSUER-SPECIFIC RISK

     GROWTH PORTFOLIO
     GOVERNMENT SECURITIES PORTFOLIO

        Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

GROWTH INVESTING

     GROWTH PORTFOLIO

        Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

PORTFOLIO TURNOVER RATE RISK

     GROWTH PORTFOLIO
     GOVERNMENT SECURITIES PORTFOLIO

        A higher portfolio turnover rate results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation. Issues relating to this risk are described more fully below in "Limitations on frequent purchases, redemptions and exchanges."

EACH PORTFOLIO'S OTHER INVESTMENTS

        In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

        The investments and strategies described in this prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Portfolio's objectives. The Portfolios may not achieve their investment objectives while pursuing these defensive strategies.

DISCLOSURES OF PORTFOLIO HOLDINGS POLICY

        It is the policy of Stratus Fund, Inc. to protect the confidentiality of its investment portfolios and prevent the selective disclosure of nonpublic information about Portfolio holdings. A description of the Portfolio's policies on disclosure of Portfolio holdings is included in our Statement of Additional Information.

SHAREHOLDER INFORMATION

BUYING SHARES

        Nelnet Capital, LLC ("Nelnet Capital"), acts as the principal distributor of the Fund's shares. You may purchase a share at an offering price that is the sum of the net asset value of the share next determined after your purchase order is placed plus the applicable sales charge. You may purchase shares from registered representatives of Nelnet Capital and from other broker-dealers who have sales agreements with Nelnet Capital.

        You may purchase shares of each Portfolio on days on which the New York Stock Exchange ("NYSE") is open for business. When the NYSE is closed, both Portfolios are closed. You must place your order with Nelnet Capital, or any other registered representative or broker-dealer acting as agent for the Fund, prior to 3:00 p.m. Eastern time on any business day for the order to be accepted on that business day. You may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               Stratus Fund, Inc.
                                  6811 S. 27th
                                  PO Box 82535
                          Lincoln, Nebraska 68501-2535

        For subsequent purchases, the name of your account and your account number should be included with any purchase order to properly identify your account. You may also pay for shares by bank wire. To do so, you must direct your bank to wire immediately available funds directly to the Custodian as indicated below:

        1. Telephone the Fund at (888) 769-2362 and furnish your name, your account number and your telephone number as well as the amount being wired and the name of the wiring bank. If you are opening a new account we will request additional account information and will provide you with an account number.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Your bank must furnish the full name of your account and the account number.

                    The wire should be addressed as follows:

                          UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                             Lincoln, Nebraska 68506
                          Account of Stratus Fund, Inc.
                         _______________________________
                         FBO (Account Registration name)
                         #_____________________________

        3. If the shares you are purchasing by bank wire transfer represent an initial purchase, complete a Purchase Application and mail it to the Fund. The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted. Banks may impose a charge for the wire transfer of funds.

        You will receive written confirmation of your purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. Nelnet Capital reserves the right to reject any purchase order.

Minimum Investments

        Except as provided under the Automatic Investment Plan, we require a minimum initial aggregate investment of $1,000, unless waived by the Distributor.

Automatic Investment Plan

        Under an automatic investment plan, money is withdrawn each month from your predesignated bank account for investment in a Portfolio. The minimum investment is $50 per Portfolio. By investing the same dollar amount each month, you will purchase more shares when a Portfolio's net asset value is low and fewer shares when the net asset value is high. While periodic investing can help build significant savings over time, it does not assure a profit or protect against loss in a declining market.

        You must notify your account representative to establish an automatic investment plan, and your bank must be a member of the Automated Clearing House. You may revoke the plan at any time, but it may take up to 15 days from the date we receive a written revocation notice to terminate the plan. Any purchases of shares made during the period shall be considered authorized. If an automatic withdrawal cannot be made from your predesignated bank account to provide funds for automatic share purchases, your plan will be terminated.

SELLING SHARES

        You may redeem shares of the Portfolios, in any amount, at any time at their net asset value next determined after your sale order is placed. To redeem shares of the Portfolios, you may make a redemption request through your Nelnet Capital investment executive or other broker-dealer. A redemption request may be made in writing if accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

Payment of Redemption Proceeds

        Normally, the Fund will make payment for all shares redeemed within five business days. In no event will the Fund make payment more than seven days after receipt of a redemption request. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. The Fund may also delay payment of redemption proceeds until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. You may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on your account application form, provided the bank wire redemptions are in the amounts of $500 or more and you have provided all requisite account information to the Fund.

Involuntary Redemption

        The Fund reserves the right to redeem the shares in your account at any time if the net asset value of your account falls below $500 as the result of a redemption or transfer request. You will be notified in writing that the value of your account is less than $500 and you will be allowed 30 days to make additional investments before the redemption is processed.

Automatic Withdrawal Plan

        If you own shares of the Fund with a value of $5,000 or more, you may elect to redeem a portion of your shares on a regular periodic (monthly, quarterly or annual) basis. The minimum withdrawal amount is $100. Payment may be made to you, a predesignated bank account, or to another payee. Under this plan, sufficient shares are redeemed from your account in time to send a check in the amount requested on or about the first day of a month. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of your designated account. You may realize taxable gains or losses where you redeem shares under the automatic withdrawal plan.

        Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to you because of tax liabilities. Consequently, the Portfolio will not normally accept additional purchase payments in single amounts of less than $5,000 if you have this plan in effect. Any charges to operate an automatic withdrawal plan will be assessed against your account when each withdrawal is effected.

        You must notify your account representative to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. You may terminate an automatic withdrawal plan at any time, by written notice.

EXCHANGING SHARES

        Once payment for shares has been received (i.e., an account has been established), you may exchange some or all of your shares for Retail Class A shares of other Portfolios of the Fund.

        Exchanges are made at net asset value next determined after receipt of the exchange order plus any applicable sales charge. No additional sales charge will be imposed in connection with an exchange of shares of a Portfolio for shares of another Portfolio if the exchange occurs more than 6 months after the purchase of the Portfolio shares disposed of in the exchange. If, within 6 months of their acquisition, you exchange shares of a Portfolio for shares of another Portfolio with a higher sales charge, you will pay the difference between the sales charges in connection with the exchange. No refund of a sales charge will be made if shares of a Portfolio are exchanged for shares of another Portfolio that imposes a lower sales charge.

        If you buy shares of a Portfolio and receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on an exchange, we will assume that the first shares exchanged are those on which a sales charge has already been paid. Sales charge waivers may also be available under certain circumstances, as described in this Prospectus. The Fund reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon sixty days' notice.

        You should contact Nelnet Capital for instructions on how to exchange shares. Exchanges will be made only after Nelnet Capital receives proper instructions in writing or by telephone for an established account. If Nelnet Capital receives an exchange request in good order by 3:00 p.m. Eastern time on any business day, the exchange will be effective on that day. To make an exchange you must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

        Each exchange of the shares of a Portfolio for the shares of another Portfolio is actually a sale of shares of one Portfolio and a purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to you if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES

        The Fund exchange facility offers investors the ability to switch their investments among Portfolios if their investment needs change. However, for the best interests of all shareholders, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Portfolio shares may interfere with the Adviser's ability to manage the Portfolio's investments efficiently, increase the Portfolio's transaction and administration costs and undermine the Portfolio's performance, depending on various factors including the amount of Portfolio assets the Adviser maintains in cash or cash equivalents, the aggregate dollar amount and the frequency of trades. If large dollar amounts are involved in exchange and redemption transactions, the Portfolio might be required to sell Portfolio securities at unfavorable times to meet redemption or exchange requests, and the Portfolio's brokerage or administrative expenses might increase.

        To address these concerns, the Fund's board of directors adopted certain policies and procedures to detect and prevent frequent and excessive exchanges, and purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change (the "Market Timing Policy"). We cannot guarantee that the Market Timing Policy will be sufficient to identify and deter excessive short-term trading.

        The Fund has committed staff to review selectively on a periodic basis recent trading activity that may be contrary to the Fund's market timing policy and has solicited cooperation from its financial intermediaries to assist the Fund in identifying market timing activity. The Fund discourages short-term or frequent purchases and redemptions of Portfolio shares and will not enter into agreements permitting market timing. If information regarding an investor's trading activity in a Portfolio is brought to the attention of the Fund, the Adviser or Nelnet Capital and if, based on that information, the Fund, the Adviser or Nelnet Capital in its sole discretion concludes that the investor's trading activity may be detrimental to the Portfolio as described in the Fund's Market Timing Policy, the Fund without prior notice may reject, restrict or cancel individual transactions, or may temporarily or permanently bar future purchases into the Fund by that investor.

        An investor is subject to this Market Timing Policy, whether a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

        While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Policy.


VALUING SHARES

        A Portfolio's net asset value per share (NAV) is the value of a single Portfolio share. The Portfolios determine their NAV on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on all National Holidays and Good Friday. The calculation is made as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends.

        The NAV for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets less all liabilities by the number of Portfolio shares outstanding.

               Net Asset Value =      Total Assets - Liabilities
                                    -----------------------------
                                     Number of Shares Outstanding

        For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq Stock Market for which there were no sales on that day, and securities traded on other over-the-counter markets for which market quotations are readily available, are valued at the mean between the bid and the asked prices. Debt securities held by the Portfolios are valued using market quotations. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Board of Directors. The Portfolios utilize a pricing service, bank or broker-dealer experienced in such matters to perform any of the above-described functions.

        The Board of Directors has adopted valuation procedures for the Portfolios and has delegated the day-to-day responsibility for fair value determinations to the Adviser. Fair value determinations by the Adviser are subject to review, approval and ratification by the applicable Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Portfolio. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

        If, after the close of the principal market on which a security held by Portfolio is traded and before the time as of which the Portfolio's net asset values are calculated that day, a significant event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Adviser will use its best judgment to determine a fair value for that security.

FUND DISTRIBUTION

Sales Charges

Your purchase of shares of the Portfolios is subject to a sales charge which varies depending on the size of your purchase. The following table shows the regular sales charges on Portfolio shares to a single purchaser.


GOVERNMENT SECURITIES PORTFOLIO

                                          Sales Charge as    Sales Charge as
Amount of Purchase                        a percent of       a Percentage of
                                          Offering Price     Net Amount Invested
--------------------------------------------------------------------------------
               less than $50,000          3.00%              3.10%
        $50,000 but less than $100,000    2.50%              2.60%
        $100,000 but less than $250,000   1.50%              1.50%
               $250,000 and over          0.00%              0.00%
--------------------------------------------------------------------------------


GROWTH PORTFOLIO

Amount of Purchase                        Sales Charge as    Sales Charge as
                                          a percent of       a Percentage of
                                          Offering Price     Net Amount Invested
--------------------------------------------------------------------------------
               less than $50,000          4.50%              4.70%
        $50,000 but less than $100,000    3.50%              3.60%
        $100,000 but less than $250,000   2.50%              2.60%
               $250,000 and over          0.00%              0.00%
--------------------------------------------------------------------------------

Reduction of Sales Charge: Right of Accumulation.
------------------------------------------------

        In calculating the sales charge rates applicable to current purchases of shares of a Portfolio you are entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio. The right of accumulation will be available only if you notify the Distributor in writing at the time of purchase of your prior purchase of Portfolio shares.

Reinstatement Privilege

        If you have redeemed shares of the Portfolio you have a one-time right to reinvest the redemption proceeds in shares of the Portfolio without the imposition of a sales charge at the time of reinvestment. Reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. You must notify the Distributor at the time your trade is placed that the transaction is a reinvestment.

Sales Charge Waivers

        No sales charge is imposed on shares of the Portfolios

        o issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,

        o sold to Union Bank and Trust Company acting in its capacity as trustee for trust, employee benefit and managed agency accounts in which external account fees are charged for services rendered.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Each Portfolio distributes its income as follows:

        Government Securities Portfolio - declared and paid monthly Growth Portfolio - declared and paid annually

        If you own Portfolio shares as of the record date of the distribution, you will be entitled to receive the distribution. Each Portfolio makes distributions of capital gains, if any, at least annually.

        You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To receive payment in cash, you must notify your Nelnet Capital investment executive or other broker-dealer of your election. The taxable status of income dividends and net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAX CONSEQUENCES

        The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund has operated the Portfolios in a manner that qualifies them as "regulated investment companies" as defined in the Internal Revenue Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

        Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

        Shareholders of the Government Securities Portfolio may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. The Government Securities Portfolio provides shareholders with the information necessary to enable them to make the determination as to whether any dividends received may be excluded from taxable income. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

        The Fund is subject to the backup withholding provisions of the Internal Revenue Code and is required to withhold income tax from dividends and redemptions paid to a shareholder if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. You are urged to consult with your personal tax advisers.

FUND MANAGEMENT

Investment Adviser

        Union Investment Advisors, Inc., 6801 S. 27th, P.O. Box 82535, Lincoln, Nebraska 68501 serves as investment adviser to the Fund. The Adviser provides the Portfolios with advice and assistance in the selection and disposition of the Portfolios' investments and has been a registered investment adviser since 2001.

        Pursuant to the terms of an investment advisory agreement, subject to the supervision and direction of the Board, Union Investment Advisors is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. Union Investment Advisors is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolios' assets.

        Under the investment advisory agreement, Union Investment Advisors is entitled to investment advisory fees equal to the following percentage of each Portfolio's average daily net assets on an annualized basis:

                   PORTFOLIO                       INVESTMENT ADVISORY FEE

Government Securities Portfolio                                 0.50%

Growth Portfolio                                                0.75%


Portfolio Managers

GROWTH PORTFOLIO

        William S. Eastwood, CFA, is Chairman of Union Investment Advisers, has been affiliated with Union Investment Advisors since May 2001 and is the Chief Investment Officer of Union Bank & Trust. He has been affiliated with Union Bank and Trust Company and the management of the Fund since March of 1995. Mr. Eastwood is responsible for management of the Growth Fund. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed become common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

GOVERNMENT SECURITIES PORTFOLIO

        Mark E. Portz, CFA, is Vice President of Union Investment Advisers and President of Nelnet Capital, LLC. Mr. Portz is responsible for management of the Government Securities Portfolio. He has been affiliated with Union Investment Advisors since May 2001 and Union Bank and Trust Company since 2000. Prior to joining Union Bank and Trust Company, Mr. Portz was involved in capital market activities at BancOne Capital Markets and Alex Brown & Sons. He earned a B.S. Degree in Business Administration from the University of Nebraska - Lincoln and holds the Chartered Financial Analyst (CFA) professional designation.

        Further information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers and ownership of Portfolio securities by the Portfolio managers is included in our Statement of Additional Information.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Portfolios' financial performance for the period of the Portfolios' operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.

                                       FINANCIAL HIGHLIGHTS

                       GOVERNMENT SECURITIES PORTFOLIO - RETAIL CLASS SHARES

                        Years ended June 30, 2005, 2004, 2003, 2002 and 2001


                                              2005         2004         2003      2002       2001
                                              ----         ----         ----      ----       ----
NET ASSET VALUE:
Beginning of period                           $9.90       $10.23       $10.13     $9.95     $9.64
                                              -----       ------       ------     -----     -----
Income from investment operations
    Net investment income                      0.30        0.30          0.36      0.44      0.48
    Net realized and unrealized gain          (0.02)      (0.35)         0.09      0.17      0.31
                                              ------      ------         ----      ----      ----
    (loss) on investments
Total income (loss) from investment            0.28       (0.05)         0.45      0.61      0.79
                                               ----       ------         ----      ----      ----
operations
Less distributions:
    Dividends from net investment income      (0.30)      (0.28)        (0.35)    (0.43)    (0.48)
                                              ------      ------       ------    ------     ------
End of period                                 $9.88(a)    $9.90(a)     $10.23(a) $10.13(a)  $9.95(a)
                                              --------   --------     --------- ---------  --------

TOTAL RETURN:                                  2.94%)(a)  (0.26%)(a)     4.56%(a)  6.28%(a)  8.45%(a)
                                           ---------    ----------    --------  --------   --------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                   $46,545     $58,494      $260,342  $171,283  $155,063
Ratio of expenses to average net assets        0.89%       1.15%         1.13%     1.15%     1.16%
Ratio of net income to average net assets      3.03%       2.97%         3.52%     4.34%     4.96%
Portfolio turnover rate                        8.03%      38.96%        21.68%    36.61%   109.69%


PER SHARE VALUES CALCULATED ON AVERAGE SHARES OUTSTANDING

(a)   Excludes maximum sales load of 3.0%

                                       19



                                   FINANCIAL HIGHLIGHTS

                            GROWTH PORTFOLIO - RETAIL CLASS SHARES

                      Years ended June 30, 2005, 2004, 2003, 2002 and 2001


                                         2005      2004       2003       2002        2001
                                         ----      ----       ----       ----        ----

NET ASSET VALUE:
Beginning of period                    $14.09     $11.59     $12.12     $13.93       $17.93
                                       ------     ------     ------     ------       ------
Income from investment operations:
    Net investment income (loss)         0.01      (0.03)     (0.03)     (0.04)       (0.04)
    Net realized and unrealized gain     1.11       2.53      (0.50)     (1.76)       (2.20)
                                         ----       ----      ------     ------       ------
    (loss) on investments
Total income (loss) from investment      1.12       2.50      (0.53)     (1.80)       (2.24)
                                         ----       ----      ------     ------       ------
operations
Less distributions:
Dividends from net investment income     0.00(b)    0.00(b)    0.00       0.00         0.00
Distributions from capital gains         0.00       0.00       0.00       0.00        (1.76)
Tax return of capital                    0.00       0.00       0.00      (0.01)        0.00
                                         ----       ----       ----     ------        -----
    Total distributions                  0.00       0.00       0.00      (0.01)       (1.76)
                                         ----       ----       ----     ------        ------
End of period                          $15.21(a)  $14.09(a)  $11.59(a)  $12.12(a)    $13.93(a)
                                       --------- ---------  ---------  ---------     ---------


TOTAL RETURN:                            7.95%(a)  21.58%(a)  (4.37%)(a)(13.02%)(a)  (13.10%)(a)
                                       --------   ---------   ---------- ----------- -----------


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period               $684,981    $832,115   $747,675   $954,146   $1,259,412
Ratio of expenses to average net            1.14%    1.29%       1.39%      1.40%         1.40%
assets
Ratio of net income (loss) to average       0.07%   (0.27%)     (0.29%)    (0.31%)       (0.26%)
net assets
Portfolio turnover rate                    53.01%    50.68%     113.06%    92.57%       153.17%


PER SHARE VALUES CALCULATED ON AVERAGE SHARES OUTSTANDING

(a) Excludes maximum sales load of 4.5%

(b) Distributions represent less than 1/2 of $0.01


                                  STRATUS FUND

                              RETAIL CLASS A SHARES

You can obtain more information about each Portfolio without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated October 31, 2005, includes detailed information about the Stratus Fund Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

By Telephone:         Call (888) 769-2362

By Mail:              Stratus Fund, Inc.
                      6811 S. 27th St.
                      PO Box 82535
                      Lincoln, Nebraska 68501-2535

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Stratus Fund, from the EDGAR database on the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-942-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request sent to: publicinfo@sec.gov, or by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

SEC No. 811-6259

                               STRATUS FUND, INC.


                           INSTITUTIONAL CLASS SHARES




                                   PROSPECTUS
                                 OCTOBER 31, 2005




                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO









                               INVESTMENT ADVISER
                         Union Investment Advisors, Inc.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                            PAGE

Introduction and Fund Summary.................................................1

More Information About Investment Objectives and Strategies...................6

More Information About Risk...................................................8

Each Portfolio's Other Investments............................................9

Shareholder Information......................................................10

Dividends and Capital Gains Distributions....................................13

Tax Consequences.............................................................14

Fund Management..............................................................14

Financial Highlights.........................................................15

INTRODUCTION AND FUND SUMMARY

INTRODUCTION

        Stratus Fund, Inc. is a mutual fund that offers shares in separate investment portfolios. Each Portfolio operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities. The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds.

        Each Portfolio has its own investment goal and strategies for reaching that goal. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

        An investment in a Portfolio is not a deposit in Union Bank and Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Government or by any other agency or instrumentality of the U.S. Government and involves investment risk, including potential loss of principal.

FUND SUMMARY

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

The Government Securities Portfolio seeks a high total return consistent with the preservation of capital.

Principal Investment Strategies

The Adviser's principal investment strategies include:

        o Investing at least 80% of the Portfolio's assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        o Investing the remainder of the Portfolio's assets in marketable debt obligations rated within one of the four highest debt rating categories, obligations of commercial banks, repurchase agreements and money market instruments.

        o Selecting securities that will provide a high total return consistent with the Portfolio's investment objective, taking into consideration both current income and the potential for appreciation of value. This may result in the Portfolio concentrating its investments in certain types of U.S. government securities, such as mortgage-backed securities issued or guaranteed by government agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

        o Normally maintaining an average dollar weighted maturity of between three and ten years.

Principal Investment Risks

The Government Securities Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

        o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

        o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

        o ISSUER-SPECIFIC RISK. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within the lowest of the four highest debt rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weaker capacity of the issuer to make principal and interest payments than would be the case with higher rated securities. If after acquisition by the Portfolio, a change in the credit quality of a debt security causes the security to fall below investment grade, the investment adviser will consider selling the security if the sale will not have an adverse effect on the Portfolio.

        o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.

        o U.S. GOVERNMENT AGENCY SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, including the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal Home Loan Banks ("FHLBs") and the Federal Farm Credit Bank ("FFCB"). U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. Treasury. Obligations of the FHLBs, FFCB, Fannie Mae and Freddie Mac are backed by the credit of the agency or instrumentality issuing the obligation. Although not backed by the full faith and credit of the U.S. Treasury, Fannie Mae, Freddie Mac and FFCB securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Fannie Mae and Freddie Mac are limited in the amount they are able to borrow from the U.S. Treasury. Each of Fannie Mae and Freddie Mac currently maintains a line of credit with the U.S. Treasury in the amount of $2.25 billion. FFCB does not currently have a line of credit with the U.S. Treasury. Obligations of the FHLBs are also supported by the discretionary authority of the U.S. Government to purchase certain obligations of those entities.

        o MORTGAGE-BACKED SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac that are backed by pools of mortgage loans. Some obligations of the FHLBs are also backed by pools of mortgage loans. Only those mortgage-backed securities that are issued by Ginnie Mae are backed by the full faith and credit of the U.S. Treasury. During periods of declining interest rates, prepayment of the mortgages underlying the securities can be expected to accelerate, shortening the estimated average life of the security, while increasing interest rates could extend the estimated average life of the securities. Because of the unpredictable payment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. If the Portfolio purchases a mortgage-backed security at a premium, it may experience a loss if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments of the underlying mortgage loans. If the Government Securities Portfolio invests in mortgage-backed securities that are not registered under the Securities Act of 1933, information about such securities may not be as readily available as for registered securities, which may result in reduced marketability and less transparency for such securities.

        o INCOME RISK. Falling interest rates will cause the Portfolio's income to decline.

When you sell shares of the Portfolio, they could be worth less than what you paid for them.

Performance

The following information provides some indication of the risk of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.


        CALENDAR YEAR TOTAL RETURNS

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
----    ----    ----    ----    ----    ----    ----    ----    ----    ----

13.81%  2.79%   6.96%   6.76%   1.77%   7.67%   7.22%   6.69%   1.50%   1.61%


During the periods shown in the chart for the Government Securities Portfolio, the highest return for a quarter was 4.53% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.38% (quarter ending June 30, 2004).


The year-to-date return as of June 30, 2005 for the Government Securities Portfolio was 0.98%.

                             AVERAGE ANNUAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                     1 YEAR   5 YEARS   10 YEARS
                                                     ------   -------   --------
Return before Taxes                                   1.61%    4.90%      4.66%

Return after Taxes on Distributions                   0.48%    3.23%      2.80%

Return after Taxes on Distributions and Sale of       0.41%    2.77%      2.42%
Portfolio Shares

Merrill Lynch Inter-Term Index                        1.97%    6.07%      6.33%
(reflects no deduction for fees, expenses or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you hold shares of the Government Securities Portfolio. You will not pay any sales charges in connection with the purchase of your shares.

        ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Management Fees(1)                                                     0.50%

Other Expenses                                                         0.39%
                                                                       ----
Total Portfolio Operating Expenses                                     0.89%
                                                                       ====

------------------------
(1) Based on expenses during the fiscal year ended June 30, 2005.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Government Securities Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                  3 Years                5 Years                10 Years

$89                     $278                   $483                    $1,074




GROWTH PORTFOLIO

Investment Objective

The Growth Portfolio seeks capital appreciation and income.

Principal Investment Strategies

The Adviser's principal investment strategies include:

        o       Investing primarily in a diversified portfolio of common stocks.

        o Selecting equity securities, the majority of which pay dividends.

        o       Investing in medium and large capitalization companies.

        o Investing in companies the Adviser believes will have earnings that grow faster than inflation and faster than the economy in general and whose securities are attractively priced. The Adviser's strategies may involve active trading in the Portfolio's securities and may result in a higher portfolio turnover rate.

Principal Investment Risks

The Growth Portfolio is subject to the following principal investment risks, any one of which could cause you to lose money:

        o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

        o ISSUER-SPECIFIC RISKS. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole.

        o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Performance

The following information provides some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.


        CALENDAR YEAR TOTAL RETURNS

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
----    ----    ----    ----    ----    ----    ----    ----    ----    ----

31.14%  21.12%  25.69%  21.73%  22.41%  -7.39%  -9.01%  -23.26% 26.68%  13.41%


During the periods shown in the chart for the Growth Portfolio, the highest return for a quarter was 19.28% (quarter ending December 31,1998) and the lowest return for a quarter was -13.94% (quarter ending September 30, 2002).


The year-to-date return as of June 30, 2005 for Growth Portfolio was 0.06%


                             AVERAGE ANNUAL RETURNS
                      (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                      1 YEAR   5 YEARS  10 YEARS
                                                      ------   -------  --------
Return before Taxes                                   13.41%   -1.46%     9.82%

Return after Taxes on Distributions                   13.41%   -1.97%     8.25%

Return after Taxes on Distributions and Sales of      11.40%   -1.97%     7.36%
Portfolio Shares

S&P Index                                             10.88%   -2.30%    12.16%
(reflects no deduction for fees, expenses or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fee Table

The following table describes the fees and expenses that you may pay if you hold shares of the Growth Portfolio. You will not pay any sales charges in connection with the purchase of your shares.


                         ANNUAL FUND OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)


Management Fees(1)                                                 0.75%

Other Expenses                                                     0.39%

Total Portfolio Operating Expenses                                 1.14%

------------------------
(1) Based on expenses during the fiscal year ended June 30, 2005.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Growth Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                   3 Years            5 Years             10 Years
$114                      $355               $616               $1,360




MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

Implementation of Investment Objective

        To achieve its objective, the Government Securities Portfolio will invest at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The Portfolio will invest its remaining assets in the following securities:

        o Domestic issues of marketable debt obligations that are rated at the time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined by the Adviser to be of a comparable quality at the time of purchase.

        o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

        o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

        o       Money market instruments.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the Portfolio that are not government securities, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services, competition, management, and research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        The Adviser has engaged in active trading of securities held by the Government Securities Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and ten years.

Fundamental Investment Policies

        The investment objective of the Government Securities Portfolio, and its principal investment strategy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are both fundamental policies that may not be changed without shareholder approval. Additional fundamental policies applicable to the Government Securities Portfolio are described in the Statement of Additional Information.

GROWTH PORTFOLIO

Investment Objective

        The investment objective of the Growth Portfolio is capital appreciation and income.

Principal Investment Strategies

        To achieve its investment objective, the Growth Portfolio will invest at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities, put and call options and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. The Growth Portfolio seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will outperform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the Portfolio issued by companies that have a history of paying regular dividends.

        When selecting securities for the Growth Portfolio, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and select those companies whose shares are most attractively priced.

        The Adviser has engaged in active trading of securities held by the Growth Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

Fundamental Investment Policies

        The investment objective of the Growth Portfolio is a fundamental policy that may not be changed without shareholder approval. Additional fundamental policies applicable to the Growth Portfolio are described in the Statement of Additional Information.

MORE INFORMATION ABOUT RISK

        Many factors affect a Portfolio's performance. The price of a Portfolio's shares will change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A Portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the Portfolio's level of investment in the securities of that issuer. When you sell your shares of a Portfolio, they could be worth less than what you paid for them. In addition, the following factors may significantly affect a Portfolio's performance.

INTEREST RATE CHANGES

        GOVERNMENT SECURITIES PORTFOLIO

        Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security can fall when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

PREPAYMENT RISK

        GOVERNMENT SECURITIES PORTFOLIO

        Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause a Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK

        GOVERNMENT SECURITIES PORTFOLIO

        Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the Portfolio's return could be lower.

U.S. GOVERNMENT SECURITIES RISK

        GOVERNMENT SECURITIES PORTFOLIO

        Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

STOCK MARKET VOLATILITY

        GROWTH PORTFOLIO

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

ISSUER-SPECIFIC RISK

        GROWTH PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

GROWTH INVESTING

        GROWTH PORTFOLIO

        Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

PORTFOLIO TURNOVER RATE RISK

        GROWTH PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        A higher portfolio turnover rate results in increased brokerage and other costs and may result in shareholders receiving distributions of capital gains that are subject to taxation. Issues relating to this risk are described more fully below in "Limitations on frequent purchases, redemptions and exchanges."

EACH PORTFOLIO'S OTHER INVESTMENTS

        In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

        The investments and strategies described in this prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Portfolio's objectives. The Portfolios may not achieve their investment objectives while pursuing these defensive strategies.

DISCLOSURES OF PORTFOLIO HOLDINGS POLICY

        It is the policy of Stratus Fund, Inc. to protect the confidentiality of its investment portfolios and prevent the selective disclosure of nonpublic information about Portfolio holdings. A description of the Portfolio's policies on disclosure of Portfolio holdings is included in our Statement of Additional Information.

SHAREHOLDER INFORMATION

BUYING SHARES

        Nelnet Capital, LLC ("Nelnet Capital"), acts as the principal distributor of the Fund's shares. Financial institutions may acquire shares of the Portfolios for their own account or as record owners on behalf of fiduciary, agency or custody accounts. You may purchase shares at an offering price of their net asset value next determined after your purchase order is placed. You may purchase shares from registered representatives of Nelnet Capital and from other broker-dealers who have sales agreements with Nelnet Capital .

        You may purchase shares of each Portfolio on days on which the New York Stock Exchange ("NYSE") is open for business. When the NYSE is closed, both Portfolios will be closed. You must place your order with Nelnet Capital, or any other registered representative or broker-dealer acting as agent for the Fund, prior to 3:00 p.m. Eastern time on any business day for the order to be accepted on that business day. You may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               Stratus Fund, Inc.
                                  6811 S. 27th
                                  PO Box 82535
                          Lincoln, Nebraska 68501-2535

        For subsequent purchases, the name of your account and your account number should be included with any purchase order to properly identify your account. You may also pay for shares by bank wire. To do so, you must direct your bank to wire immediately available funds directly to the Custodian as indicated below:

        1. Telephone the Fund at (888) 769-2362 and furnish your name, your account number and your telephone number as well as the amount being wired and the name of the wiring bank. If you are opening a new account we will request additional account information and will provide you with an account number.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Your bank must furnish the full name of your account and the account number.

The wire should be addressed as follows:

                          UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                             Lincoln, Nebraska 68506
                          Account of Stratus Fund, Inc.
                          _____________________________
                         FBO (Account Registration name)
                         #_____________________________

        3. If the shares you are purchasing by bank wire transfer represent an initial purchase, complete a Purchase Application and mail it to the Fund. The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted. Banks may impose a charge for the wire transfer of funds.

        You will receive written confirmation of your purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. Nelnet Capital reserves the right to reject any purchase order.

Minimum Investments

        We require a minimum initial aggregate investment of $250,000, unless waived by Nelnet Capital.

SELLING SHARES

        You may redeem shares of the Portfolios, in any amount, at any time at their net asset value next determined after your sale order is placed. To redeem shares of the Portfolios, you may make a redemption request through your Nelnet Capital investment executive or other broker-dealer. A redemption request may be made in writing if accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

Payment of Redemption Proceeds

        Normally, the Fund will make payment for all shares redeemed within five business days. In no event will the Fund make payment more than seven days after receipt of a redemption request. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. The Fund may also delay payment of redemption proceeds until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. You may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on your account application form, provided the bank wire redemptions are in the amounts of $500 or more and you have provided all requisite account information to the Fund.

Involuntary Redemption

        The Fund reserves the right to redeem the shares in your account at any time if the net asset value of your account falls below $500 as the result of a redemption or transfer request. You will be notified in writing that the value of your account is less than $500 and you will be allowed 30 days to make additional investments before the redemption is processed.

EXCHANGING SHARES

        Once payment for shares has been received (i.e., an account has been established), you may exchange some or all of your shares for Institutional Class shares of other Portfolios of the Fund. Exchanges are made at net asset value next determined after receipt of the exchange order.

        You should contact Nelnet Capital for instructions on how to exchange shares. Exchanges will be made only after Nelnet Capital receives proper instructions in writing or by telephone for an established account. If Nelnet Capital receives an exchange request in good order by 3:00 p.m. Eastern time on any business day, the exchange will be effective on that day. To make an exchange you must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

        Each exchange of the shares of a Portfolio for the shares of another Portfolio is actually a sale of shares of one Portfolio and a purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to you if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES

        The Fund exchange facility offers investors the ability to switch their investments among Portfolios if their investment needs change. However, for the best interests of all shareholders, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Portfolio shares may interfere with the Adviser's ability to manage the Portfolio's investments efficiently, increase the Portfolio's transaction and administration costs and undermine the Portfolio's performance, depending on various factors including the amount of Portfolio assets the Adviser maintains in cash or cash equivalents, the aggregate dollar amount and the frequency of trades. If large dollar amounts are involved in exchange and redemption transactions, the Portfolio might be required to sell Portfolio securities at unfavorable times to meet redemption or exchange requests, and the Portfolio's brokerage or administrative expenses might increase.

        To address these concerns, the Fund's board of directors adopted certain policies and procedures to detect and prevent frequent and excessive exchanges, and purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change (the "Market Timing Policy"). We cannot guarantee that the Market Timing Policy will be sufficient to identify and deter excessive short-term trading.

        The fund has committed staff to review selectively on a periodic basis recent trading activity that may be contrary to the Fund's market timing policy and has solicited cooperation from its financial intermediaries to assist the Fund in identifying market timing activity. The Fund discourages short-term or frequent purchases and redemptions of Portfolio shares and will not enter into agreements permitting market timing. If information regarding an investor's trading activity in a Portfolio is brought to the attention of the Fund, the Adviser or Nelnet Capital and if, based on that information, the Fund, the Adviser or Nelnet Capital in its sole discretion concludes that the investor's trading activity may be detrimental to the Portfolio as described in the Fund's Market Timing Policy, the Fund without prior notice may reject, restrict or cancel individual transactions, or may temporarily or permanently bar future purchases into the Fund by that investor.

        An investor is subject to this Market Timing Policy, whether a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

        While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that my be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Policy.

VALUING SHARES

        A Portfolio's net asset value per share (NAV) is the value of a single Portfolio share. The Portfolios determine their NAV on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on all National Holidays and Good Friday. The calculation is made as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends.

        The NAV for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets less all liabilities by the number of Portfolio shares outstanding.

               Net Asset Value =             Total Assets - Liabilities
                                            -----------------------------
                                            Number of Shares Outstanding

        For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ Stock Market for which there were no sales on that day, and securities traded on other over-the-counter markets for which market quotations are readily available, are valued at the mean between the bid and the asked prices. Debt securities held by the Portfolios are valued using market quotations. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Board of Directors. The Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

        The Board of Directors has adopted valuation procedures for the Portfolios and has delegated the day-to-day responsibility for fair value determinations to the Adviser. Fair value determinations by the Adviser are subject to review, approval and ratification by the applicable Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Portfolio. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

        If, after the close of the principal market on which a security held by Portfolio is traded and before the time as of which the Portfolio's net asset values are calculated that day, a significant event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Adviser will use its best judgment to determine a fair value for that security.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Each Portfolio distributes its income as follows:

        Government Securities Portfolio - declared and paid monthly

        Growth Portfolio - declared and paid annually

        If you own Portfolio shares as of the record date of the distribution, you will be entitled to receive the distribution. Each Portfolio makes distributions of capital gains, if any, at least annually.

        You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To receive payment in cash, you must notify your Nelnet Capital investment executive or other broker-dealer of your election. The taxable status of income dividends and net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAX CONSEQUENCES

        The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund has operated the Portfolios in a manner that qualifies them as "regulated investment companies" as defined in the Internal Revenue Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

        Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

        Shareholders of the Government Securities Portfolio may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. The Government Securities Portfolio provides shareholders with the information necessary to enable them to make the determination as to whether any dividends received may be excluded from taxable income. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

        The Fund is subject to the backup withholding provisions of the Internal Revenue Code and is required to withhold income tax from dividends and redemptions paid to a shareholder if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. You are urged to consult with your personal tax advisers.

FUND MANAGEMENT

Investment Adviser

        Union Investment Advisors, Inc., 6801 S. 27th, P.O. Box 82535, Lincoln, Nebraska 68501 serves as investment adviser to the Fund. The Adviser provides the Portfolios with advice and assistance in the selection and disposition of the Portfolios' investments and has been a registered investment adviser since 2001.

        Pursuant to the terms of an investment advisory agreement, subject to the supervision and direction of the Board, Union Investment Advisors is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. Union Investment Advisors is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolios' assets.

        Under the investment advisory agreement, Union Investment Advisors is entitled to investment advisory fees equal to the following percentage of each Portfolio's average daily net assets on an annualized basis:

            PORTFOLIO                              INVESTMENT ADVISORY FEE

Government Securities Portfolio                             0.50%

Growth Portfolio                                            0.75%

Portfolio Managers

GROWTH PORTFOLIO

        William S. Eastwood, CFA, is Chairman of Union Investment Advisers, has been affiliated with Union Investment Advisors since May 2001 and is the Chief Investment Officer of Union Bank & Trust. He has been affiliated with Union Bank and Trust Company and the management of the Fund since March of 1995. Mr. Eastwood is responsible for management of the Growth Fund. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed income common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

GOVERNMENT SECURITIES PORTFOLIO

Mark E. Portz, CFA, is Vice President of Union Investment Advisers and President of Nelnet Capital, LLC. Mr. Portz is responsible for management of the Government Securities Portfolio. He has been affiliated with Union Investment Advisors since May 2001 and Union Bank and Trust Company since 2000. Prior to joining Union Bank and Trust Company, Mr. Portz was involved in capital market activities at BancOne Capital Markets and Alex Brown & Sons. He earned a B.S. Degree in Business Administration from the University of Nebraska - Lincoln and holds the Chartered Financial Analyst (CFA) professional designation.

Further information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers and ownership of Portfolio securities by the Portfolio managers is included in our Statement of Additional Information.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.



                                   FINANCIAL HIGHLIGHTS


                 GOVERNMENT SECURITIES PORTFOLIO - INSTITUTIONAL CLASS SHARES

                     Years ended June 30, 2005, 2004, 2003, 2002 and 2001

                                    2005       2004      2003       2002       2001
                                    ----       ----      ----       ----       ----
NET ASSET VALUE:
Beginning of period                 $9.90     $10.23    $10.13      $9.95      $9.64
                                    -----     ------    ------      -----      -----
Income from investment
operations
   Net investment income             0.30       0.32      0.39       0.47       0.52
   Net realized and unrealized
gain (loss) on investments          (0.02)     (0.33)     0.10       0.17       0.30
                                    ------     ------     ----       ----       ----
Total income (loss) from
investment  operations               0.28       (.01)     0.49       0.64       0.82
                                     ----       -----     ----       ----       ----
Less distributions from net
investment income                   (0.30)      (.32)    (0.39)     (0.46)     (0.51)
                                    ------      -----    ------     ------     ------

End of period                       $9.88      $9.90    $10.23     $10.13      $9.95
                                    =====      =====    ======     ======      =====
TOTAL RETURN:                        2.91%     (0.04%)    4.90%      6.59%      8.74%
                                    =====     =======    =====      =====      =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) $50,737    $52,508   $58,985    $44,741    $36,158

Ratio of expenses to average         0.89%      0.91%     0.83%      0.85%      0.86%
net assets
Ratio of net income to average       3.03%      3.21%     3.82%      4.64%      5.26%
net assets
Portfolio turnover rate              8.03%     38.96%    21.68%     36.61%    109.69%

PER SHARE VALUES CALCULATED ON AVERAGE SHARES OUTSTANDING





                                   FINANCIAL HIGHLIGHTS

                        GROWTH PORTFOLIO - INSTITUTIONAL CLASS SHARES


                     Years ended June 30, 2005, 2004, 2003, 2002 and 2001

                                     2005       2004      2003       2002       2001
                                     ----       ----      ----       ----       ----
NET ASSET VALUE:
Beginning of period                $14.29     $11.78     $12.27    $14.05     $17.99
                                   ------     ------     ------    ------     ------
Income from investment operations
Net investment income                0.01      (0.02)      0.00      0.00       0.01
    Net realized and unrealized
    gain (loss) on investments       1.11       2.53      (0.49)    (1.77)     (2.20)
                                     ----       ----      ------     -----     -----
Total income (loss) from
investment operations                1.12       2.51      (0.49)    (1.77)     (2.19)
                                     ----       ----      ------    ------     ------
Less distributions:
    Dividends from net
    investment income                0.00(a)    0.00(a)    0.00      0.00      (0.01)
    Distributions from capital gains 0.00       0.00       0.00      0.00      (1.74)
    Tax return of capital            0.00       0.00       0.00     (0.01)      0.00
                                     ----       ----       ----     -----       ----

        Total distributions          0.00       0.00       0.00     (0.01)     (1.75)
                                     ----       ----       ----     ------     ------
End of period                      $15.41     $14.29     $11.78     $12.27     $14.05
                                    ======    ======     ======     ======     ======

TOTAL RETURN:                        7.84%     21.31%     (3.99%)   (12.63%)   (12.76%)
                                    =====     ======    ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)                           $61,106    $56,947    $47,152    $50,849    $59,407
Ratio of expenses to average
net assets                           1.14%      1.17%      1.09%      1.10%      1.10%
Ratio of net income (loss) to
average net assets                   0.07%     (0.14%)     0.01%     (0.01%)     0.04%
Portfolio turnover rate             53.01%     50.68%    113.06%     92.57%    153.17%


PER SHARE VALUES CALCULATED ON AVERAGE SHARES OUTSTANDING

(a)    Distributions represent less than 1/2 of $0.01.



                                  STRATUS FUND

                           INSTITUTIONAL CLASS SHARES

You can obtain more information about each Portfolio without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated October 31, 2005, includes detailed information about the Stratus Fund Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

By Telephone:         Call (888) 769-2362

By Mail:                     Stratus Fund, Inc.
                      6811 South 27th Street
                      PO Box 82535
                      Lincoln, Nebraska 68501-2535

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Stratus Fund, from the EDGAR Database on the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-942-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request sent to: publicinfo@sec.gov, or by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

SEC No. 811-6259

                       STATEMENT OF ADDITIONAL INFORMATION

                               STRATUS FUND, INC.

                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO




                                October 31, 2005

               This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses for the Institutional Class shares and Retail Class A shares of the Government Securities Portfolio and the Growth Portfolio of Stratus Fund, Inc. (the "Fund") dated October 31, 2005. A copy of the Prospectuses may be obtained from the Fund by written request delivered to P.O. Box 82535 Lincoln, Nebraska, 68501-2535, or by calling (888) 769-2362. Financial statements for the Fund contained in its Annual Report dated June 30, 2005 are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                        PAGE NO.


INTRODUCTION...................................................................1

FUND HISTORY...................................................................1


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENT OBJECTIVES,
POLICIES AND RISKS.............................................................1
        INVESTMENT OBJECTIVES AND POLICIES.....................................1
        SPECIAL INVESTMENT METHODS AND RELATED RISKS...........................1
        OTHER PERMITTED INVESTMENTS AND RELATED RISKS..........................4
        INVESTMENT LIMITATIONS.................................................5
        PORTFOLIO TURNOVER.....................................................6
        DISCLOSURE OF PORTFOLIO HOLDINGS.......................................7
        DIRECTORS AND EXECUTIVE OFFICERS.......................................8
        AUDIT COMMITTEE.......................................................10

INVESTMENT ADVISORY AND OTHER SERVICES........................................11
        GENERAL...............................................................11
        INVESTMENT ADVISORY AGREEMENT.........................................11
        PRIOR INVESTMENT ADVISORY AGREEMENTS..................................11
        ADVISORY FEES.........................................................12
        FACTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENTS...............12
        DISTRIBUTOR...........................................................13
        ADMINISTRATOR.........................................................14
        CUSTODIAN.............................................................14
        COUNSEL...............................................................14
        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................15
        PORTFOLIO MANAGERS....................................................15
        CODE OF ETHICS........................................................16
        PROXY VOTING POLICIES AND PROCEDURES..................................16

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS..............................16
        CAPITAL STOCK.........................................................18
        VOTING RIGHTS.........................................................18
        SHAREHOLDERS MEETINGS.................................................18

PRINCIPAL HOLDERS OF SECURITIES...............................................19

REDEMPTION OF SHARES AND EXCHANGES BETWEEN CLASSES............................20
        REDEMPTION............................................................20
        EXCHANGES BETWEEN CLASSES.............................................20

TAX STATUS....................................................................20

CALCULATIONS OF PERFORMANCE DATA..............................................21

FINANCIAL STATEMENTS..........................................................22

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

INTRODUCTION

        This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the investment portfolios of the Fund (the "Portfolios"). The prospectus is intended to describe to prospective investors the principal investment strategies of and principal risks associated with investing in the Portfolios. This Statement of Additional Information expands on the information provided to you in the Prospectus and contains additional information that does not appear in the Prospectus because it does not involve a principal strategy or risk.

FUND HISTORy

        Stratus Fund, Inc. (the "Fund") is a Minnesota corporation operating as a diversified, open-end, management investment company, commonly called a mutual fund. The Fund has divided the shares of its capital stock into separate categories that are referred to as portfolios, each of which is operated as a separate diversified, open-end management investment company having its own investment objectives and policies. The Fund initially issued only one class of shares of each portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective on December 31, 1997, all shares of the portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each portfolio was authorized. This Statement of Additional Information relates to the Retail Class A shares and Institutional Class shares of the Government Securities Portfolio and the Growth Portfolio (the "Portfolios"). The Fund was originally incorporated under the name New Horizon Fund, Inc. on October 29, 1990 and changed its name to Apex Fund, Inc. on November 9, 1990. The name was changed to Stratus Fund, Inc. on January 23, 1991. The Fund's Union Government Securities Portfolio and Union Equity Income Portfolio changed their names to Government Securities Portfolio and Equity Income Portfolio effective April 30, 1994. The Equity Income Portfolio was renamed the Growth Portfolio as of February 15, 1996.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENT
OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and the principal investment policies of the Portfolios are described in the Prospectuses. Further information on the investment policies and limitations of the Portfolios are described below.

SPECIAL INVESTMENT METHODS AND RELATED RISKS

        Some or all of the Portfolios may invest in U.S. Government Securities, repurchase agreements, convertible securities, options for hedging purposes and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

        The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Treasury Securities are backed by the full faith and credit of the U.S. Government.

        The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-related securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Fannie Mae and Freddie Mac have recently been subject to regulatory scrutiny that may lead to future regulation. Any such future regulation may effect the liquidity of securities those entities have issued, their ability to issue additional securities and their ability to conduct their business operations.

        As with all fixed income securities, various market forces influence the value of U.S. Government Securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS

        The Government Securities Portfolio and Growth Portfolio may enter into repurchase agreements for U.S. Government Securities. A repurchase agreement involves the purchase by a Portfolio of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

OPTIONS TRANSACTIONS

        The Growth Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

        The Growth Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

        The Growth Portfolio may only purchase exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not.

        Use of options in hedging strategies is intended to protect performance, but can result in poorer performance than without hedging with options if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and as a result, will normally invest no more than 10% of the Portfolio's assets in options.

CONVERTIBLE SECURITIES

        The Growth Portfolio may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives. Convertible securities held by the Growth Portfolio will be treated as common stocks for asset allocation purposes.

        Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation. However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

        As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates. As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase. The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases. However, because security prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

        Most convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

SPECIAL SITUATIONS

        The Growth Portfolio may periodically invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

MONEY MARKET INSTRUMENTS

        The Government Securities Portfolio and Growth Portfolio may invest in money market instruments which include:

        (i)     U.S. Treasury Bills;

        (ii)    U.S. Treasury Notes with maturities of 18 months or less;

        (iii)   U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Other Permitted Investments and Related Risks" in this Statement of Additional Information.

        The Growth Portfolio invests in money market instruments only for cash management purposes and for temporary defensive purposes.

        Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

OTHER PERMITTED INVESTMENTS AND RELATED RISKS

        Although the Adviser for the Fund does not currently intend to do so, each Portfolio may make the following investments.

        SECURITIES OF OTHER INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

        Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

        There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

        ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length. Not more than 15% of a Portfolio's total assets may be invested in illiquid securities. If as a result of changed circumstances, more than 15% of a Portfolio's total assets are invested in illiquid securities, the Adviser will take such action as it deems necessary in such manner as to avoid adverse consequences to the Portfolio.

        SHORT SALES -- Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

        A Portfolio may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

        A Portfolio may also maintain short positions in forward currency exchange transactions, which involve the Portfolio's agreeing to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange. To ensure that any short position of a Portfolio is not used to achieve leverage, a Portfolio establishes with its custodian a segregated account consisting of cash or liquid, high grade debt securities equal to the fluctuating market value of the currency as to which any short position is being maintained.

INVESTMENT LIMITATIONS

        The Fund has adopted a number of investment policies and restrictions for the Portfolios, some of which can be changed by the Board of Directors. Others may be changed only by the holders of a majority of the outstanding shares of each Portfolio and include the following:

        Without shareholder approval, each of the Portfolios may not:

        (1) invest 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies, and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries);

        (2) with respect to 75% of the value of the total assets of the Portfolio, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

        (3) purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Portfolio, except that a Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

        (4) invest in companies for the purpose of exercising control or influencing management;

        (5) purchase or sell real estate, commodities or interests in oil, gas or other mineral exploration or development programs;

        (6) make short sales of securities or purchase securities on margin, except that a Portfolio (a) may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities, (b) may make margin payments in connection with transactions in financial futures contracts and options thereon, and (c) may make short sales of securities if at all times when a short position is open it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities;

        (7)     underwrite securities of other issuers;

        (8) purchase or sell commodity contracts, except that a Portfolio may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts and forward commitments;

        (9) make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

        (10) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets; or

        (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in (10) above and then securities mortgaged, hypothecated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and those policies designated by the Fund as fundamental policies, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio. These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio.

PORTFOLIO TURNOVER

        The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of a Portfolio's purchases or sales of securities for the year by the monthly average value of the securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemption of shares. The portfolio turnover rate for the Growth Portfolio was 53.01% for the Fund's fiscal year ended June 30, 2005. The portfolio turnover rate for the Government Securities Portfolio was 8.03% for the Fund's fiscal year ended June 30, 2005. Significant portfolio turnover results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation. Portfolio turnover will not be a limiting factor in making investment decisions.


DISCLOSURE OF PORTFOLIO HOLDINGS

        The Fund has adopted policies and procedures concerning the dissemination by the Fund or its service providers of information about the portfolio securities holdings of the Fund (the Disclosure Policies). The policies and procedures are designed to assure the dissemination of non-public information about portfolio securities is distributed solely for legitimate business purposes.

        It is the policy of the Fund to protect the confidentiality of the holdings of its investment portfolios and prevent the selective disclosure of non-public information about the Fund's portfolio holdings. The Fund and each service provider must adhere to the Disclosure Policies. If portfolio holdings are released pursuant to an ongoing arrangement with any party, there must be a legitimate business purpose for doing so, and neither the Fund, nor its affiliates, may receive any compensation in connection with an arrangement to make available information about the portfolio holdings of the Fund.

        No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided in the Disclosure Policies. Information concerning the portfolio holdings of the Fund shall be considered confidential information under the Codes of Ethics adopted by the Fund's service providers, and personnel of the Fund's service providers shall be prohibited from executing securities trades based on such information.

        The Fund, or its duly authorized service providers, may publicly disclose portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund, or its duly authorized service providers, may disclose portfolio holdings information that is otherwise publicly available.

        There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized as discussed in the section above provided that the recipient signs a written confidentiality agreement.

        Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with these Disclosure Policies.

        Notwithstanding anything to the contrary, the Fund's Board or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies. The Disclosure Policies may not be waived, or exceptions be made, without the consent of the Funds' Chief Compliance Officer. Any such waiver or exception must be based on a determination that such disclosure is in the best interest of the Fund. Any such waiver or exception shall be reported to the Fund's board of directors at its next quarterly meeting.

        Each violation of this Disclosure Policy must be reported to the Funds' Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of her duties, deems that such violation constitutes a material compliance matter, she shall report it to the Funds' Board, as required by SEC rules.

DIRECTORS AND EXECUTIVE OFFICERS

        The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund's shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser.

        The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND

                          DIRECTOR
                          AND/OR    POSITION(S)
                          OFFICER   HELD WITH    PRINCIPAL OCCUPATION      OTHER
NAME, ADDRESS AND AGE     SINCE     FUND         DURING LAST FIVE YEARS    DIRECTORSHIPS
---------------------   --------    ----------   ----------------------   --------------
Thomas C. Smith (60)      1993      Director    Chairman and Chief        None
1225 "L" Street                                 Executive Officer,
Suite 200                                       SMITH HAYES Financial
Lincoln, Nebraska  68508                        Services Corporation
                                                Lincoln,  Nebraska

Stan Schrier (69)*        1993      Director    Retired                   None
11128 John Galt Blvd.
Omaha, Nebraska  68137

R. Paul Hoff (70)         1993      Director    Retired                   None
2543 Bluff Road
Seward, Nebraska  68434

Edson L. Bridges III      1993      Director    Vice President and        Director,
(46)                                            Director of Bridges       Bridges
8401 W. Dodge Road, #256                        Investment Counsel Inc.   Investment Fund,
Omaha, Nebraska  68114                          (registered investment    Inc.
                                                adviser).

James J. DeMars (61)      2004      Director    Partner of DeMars,        None
P.O. Box 81607                                  Gordon, Olson &
Lincoln, Nebraska 68501                         Zalewski (law firm)


------------------------------
* Mr. Schrier resigned from the Board of Directors effective October 27, 2005.


DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND

                          DIRECTOR
                          AND/OR    POSITION(S)
                          OFFICER   HELD WITH    PRINCIPAL OCCUPATION      OTHER
NAME, ADDRESS AND AGE     SINCE     FUND         DURING LAST FIVE YEARS    DIRECTORSHIPS
---------------------   --------    ----------   ----------------------   --------------
Jon Gross (36)*           2004      President    First Vice President      None
6801 S. 27th Street                 and Chief    and Investment Officer,
Lincoln, Nebraska  68501            Executive    Union Bank and Trust
                                    Officer      Company; Chief
                                                 Executive Officer,
                                                 Adminisystems, Inc.;
                                                 President, Union
                                                 Investment Advisors,
                                                 Inc.; Director, Nelnet
                                                 Capital, LLC.
------------------------------
*       Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and an officer and managing director of the principal underwriter of, the Fund.

EXECUTIVE OFFICERS

                          DIRECTOR
                          AND/OR    POSITION(S)
                          OFFICER   HELD WITH     PRINCIPAL OCCUPATION      OTHER
NAME, ADDRESS AND AGE     SINCE     FUND          DURING LAST FIVE YEARS    DIRECTORSHIPS
----------------------  ---------  ------------   ------------------------  -------------
Jon Gross (36)            1997      President     First Vice President      None
6801 S. 27th Street                 and Chief     and Investment Officer,
Lincoln, Nebraska  68501            Executive     Union Bank and Trust
                                    Officer       Company, Lincoln,
                                                  Nebraska; Chief
                                                  Executive Officer,
                                                  Adminisystems, Inc.;
                                                  President, Union
                                                  Investment Advisors,
                                                  Inc.; Director, Nelnet
                                                  Capital, LLC.

Jeffrey Jewell (33)       2003      Vice          Assistant Vice            None
                                    President     President, Union Bank
                                    and Chief     and Trust Company; Vice
                                    Financial     President,
                                    Officer       Adminisystems, Inc.


Tanya Lebsock (37)        2003      Secretary     Trust Compliance          None
                                    and Chief     Officer, Union Bank and
                                    Compliance    Trust Company.
                                    Officer

        The following table represents the compensation amounts received for services as a director of the Fund for the year ended June 30, 2005:

                               COMPENSATION TABLE

                                            PENSION OR
                                            RETIREMENT
                                             BENEFITS                          TOTAL
                                             ACCRUED                        COMPENSATION
                             AGGREGATE       AS PART    ESTIMATED ANNUAL     FROM FUND
                            COMPENSATION     OF FUND     BENEFITS UPON        PAID TO
NAME OF PERSON, POSITION      FROM FUND      EXPENSES       RETIREMENT        DIRECTORS
------------------------  --------------  ------------  ----------------  ----------------
Jon Gross, President             $0             $0               $0              $0
and Director

Thomas C. Smith,               $7,000           $0               $0            $7,000
Director

Stan Schrier, Director         $4,000           $0               $0            $4,000

R. Paul Hoff, Director         $7,000           $0               $0            $7,000

Edson L. Bridges III,          $8,000           $0               $0            $8,000
Director

James J. DeMars,               $2,000           $0               $0            $2,000
Director

John Breslow,                  $1,000           $0               $0            $1,000
Director(1)

(1)Mr. Breslow resigned from the Board of Directors as of the October 29, 2004 board meeting.

        Ownership of shares of the Portfolios by directors of the Fund is shown below.

                                  STRATUS FUND
                     DIRECTOR OWNERSHIP OF PORTFOLIO SHARES
                               AS OF JUNE 30, 2005

     NAME OF DIRECTOR           PORTFOLIO           DOLLAR RANGE OF SHARES HELD
     ----------------           ---------           ---------------------------
   Jon Gross                Growth Portfolio             $10,000 to $50,000
                            Government Securities
                            Portfolio                    $10,000 to $50,000
   Thomas C. Smith          None                                None
   Stan Schrier             Growth Portfolio             $10,000 to $50,000
   R. Paul Hoff             Growth Portfolio               Over $100,000
   Edson L. Bridges III     None                                None
   James J. DeMars          Growth Portfolio             $50,001 to $100,000


AUDIT COMMITTEE

        The Fund has an audit committee that is responsible for the appointment and oversight of the Fund's independent auditors, overseeing the accounting and financial reporting process of the Fund and audits of the financial statements of the Fund, and pre-approving permissible non-audit services that are provided to the Fund by its independent auditors. The audit committee is comprised of Messrs. Hoff, Bridges and Smith who are all independent directors, and was formed in March 2003. During the fiscal year ended June 30, 2005, the audit committee met three times.

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL


        Union Investment Advisors, Inc., 6801 S. 27th Street, P.O. Box 82535, Lincoln, NE 68512 acts as the investment adviser (the "Adviser") to the Portfolios. Adminisystems, Inc. acts as the administrator ("Administrator") for the Fund and Nelnet Capital, LLC ("Nelnet Capital"), acts as the Fund's distributor ("Distributor"). UFS Securities changed its name to Nelnet Capital on May 4, 2004. Nelnet Capital acts as the Fund's distributor pursuant to an Underwriting Agreement under which Nelnet Capital agrees to publicly distribute the Fund's shares continuously. Nelnet Capital's address is 6801 S. 27th Street, Lincoln, Nebraska 68512.


INVESTMENT ADVISORY AGREEMENT

        Union Investment Advisors, Inc. acts as the Adviser to the Portfolios. Union Investment Advisors is controlled by and is a subsidiary of Farmers & Merchants Investments, Inc., a Nebraska bank holding company.

        At a special meeting of shareholders held on February 26, 2004, the shareholders of each Portfolio approved an investment advisory agreement between the Fund, acting on behalf of each Portfolio, and the Adviser. Under the terms of the investment advisory agreement, subject to the supervision and direction of the Board, the Adviser is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objectives and policies, and for providing a continual program of investment valuation and, if appropriate, sale and reinvestment of each Portfolio's assets.

        The investment advisory agreement will run for an initial term of two years and annually thereafter, so long as it is approved by a majority of the Directors of the Fund, including a majority of the Independent Directors. The investment advisory agreement is terminable at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Portfolio, or upon 90 days written notice, by the Adviser. The agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

PRIOR INVESTMENT ADVISORY AGREEMENTS

        The initial investment advisory agreements for the Growth Portfolio and Government Securities Portfolio were dated October 30, 1992, and August 1, 1993, respectively. Section 15 of the 1940 Act provides that, after an initial term of two years, the continuation of an investment advisory agreement must be approved at least annually by a fund's board of directors, including a majority of the fund's independent directors.

        On July 20, 2001, the Fund's Board of Directors met and the members of the Board of Directors in attendance unanimously approved renewal of the initial investment advisory agreements. However, the majority of the Fund's independent directors were not present in person at that meeting and thus did not vote to renew the initial investment advisory agreements. Consequently, the initial investment advisory agreements were not renewed in accordance with the requirements of the 1940 Act and terminated.

        The Fund's Board of Directors was unaware that its attempt to renew the initial investment advisory agreements was ineffectual. In connection with a routine examination, the staff of the Securities and Exchange Commission noted that the minutes of the July 20, 2001 Board of Directors meeting indicated the presence of only two of the Fund's four independent directors. After reviewing this matter with Fund management and legal counsel, the Board concluded that the initial investment advisory agreements had terminated. The Board approved a new investment advisory agreement at a meeting held on September 15, 2003, and the new investment advisory agreement was approved by shareholders on February 26, 2004. The new investment advisory agreement is substantially identical to the initial investment advisory agreements for the Growth Portfolio and Government Securities Portfolio.

ADVISORY FEES

        Under the investment advisory agreement, the Government Securities Portfolio and Growth Portfolio pay the Adviser a monthly advisory fee equal on an annual basis to 0.50% and 0.75%, respectively, of their daily average net assets.

        For the years ended June 30, 2005, 2004 and 2003 the Fund paid the Adviser the following amounts for advisory services:


                                          2005         2004        2003
                                          ----         ----        ----

Government Securities Portfolio         $258,701      $279,118   $276,489

Growth Portfolio                        $446,374      $401,952   $342,138


        Because of the inadvertent failure by the Board of Directors to properly approve continuation of the initial investment advisory agreements, the Fund did not have valid advisory agreements for the Growth Portfolio and the Government Securities Portfolio for the period from August 2001 through February 29, 2004. The staff of the Securities and Exchange Commission has interpreted Section 15 of the Investment Company Act to only permit an investment adviser to be paid the lesser of its costs in providing investment advisory services to a fund or the amount of the advisory fee called for under an advisory agreement in circumstances where the advisory agreement has terminated. The staff has also indicated that an adviser may be paid that amount only if the payment is approved by shareholders.


        In accordance with those interpretations, the Adviser placed into an escrow account held by a third-party escrow agent the sum of $1,641,976, representing all of the advisory fees that it received during the period from August 1, 2001 through February 29, 2004. The Adviser, in consultation with the Fund, determined that its costs of providing advisory services during that period were $1,346,174. Under the terms of the escrow agreement, the sum of $295,802, representing the Adviser's estimated profit from providing advisory services during the period from August 1, 2001 to February 29, 2004, was released from escrow and paid to the Fund. The Fund convened a special meeting of the shareholders of the Growth Portfolio and the Government Securities Portfolio on May 12, 2005 to consider a proposal to permit the Adviser to receive payment of its costs of providing the investment advisory services. The proposal was approved by shareholders and the approved amounts were subsequently released from escrow and paid to the Adviser. The Fund will use the amounts it received from the escrow to reimburse shareholders of the Growth Portfolio and Government Securities Portfolio during the period from August 1, 2001 through February 29, 2004. De minimis reimbursement amounts, as determined by the Fund, owed to shareholders will be retained by the Fund, and will inure, indirectly, to the benefit of shareholders during the period from August 1, 2001 through February 29, 2004 who still own shares.


FACTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENTS

        The Board of Directors considered whether to continue the investment advisory agreement between the Fund and the Advisor at a meeting held on July 28, 2005. In evaluating the fairness and reasonableness of the investment advisory agreement, the Board of Directors considered a variety of factors for each Portfolio, including:

        o the requirements of each Portfolio for investment supervisory services;

        o       current economic, market and industry conditions and trends;

        o the quality of the services provided by the Adviser, including a review of each Portfolio's performance and the Adviser's investment personnel;

        o the size of the fees, including breakpoints and economies of scale, in relation to the extent and quality of the investment advisory services rendered;

        o fees charged by the Adviser relative to its competitors, including expense/performance comparisons;

        o the benefits received by the Adviser from its relationship to each Portfolio, including soft dollar arrangements, and the extent to which each Portfolio shares in those benefits;

        o the organizational capabilities and financial condition of the Adviser; and

        o the historical relationship between each Portfolio and the Adviser.

        The Adviser provided information to the Board comparing each of the Portfolios' performance, advisory fees and total annual operating expenses to those of funds within the same Morningstar category as of June 30, 2005. Specifically, the Board considered that the average five-year return of each of the Growth Portfolio and the Government Securities Portfolio was approximately equal to the average five-year return of funds in the Morningstar Large Cap Blend and Short-term Government Bond categories, respectively. The Board also considered that the management fees charged to the Portfolios were lower than the average management fees charged by funds within the same Morningstar category, and that the Portfolios' total expenses were below the average expenses charged by funds within the same category. The Board reviewed the qualifications of each of the Portfolio managers providing advisory services to the Portfolios and considered that parties affiliated with the Adviser provide custodian, administration and distribution services to the Portfolios.

        After consideration of these factors, the Board of Directors found that the services provided to each Portfolio and its shareholders were adequate and the investment advisory agreement was fair and reasonable under the circumstances. The Board of Directors therefore concluded that the investment advisory agreement was in the best interest of each Portfolio and its shareholders. Continuation of the investment advisory agreement was approved by the Board of Directors and by a majority of the independent directors of the Fund.

DISTRIBUTOR

        The Distributor provides underwriting services to the Fund pursuant to the terms of an Underwriting and Distribution Agreement dated October 31, 2002 (the "Underwriting Agreement"). Prior to October 31, 2002 SMITH HAYES Financial Services Corporation served as principal underwriter for the Fund.

        Pursuant to the Underwriting Agreement, the Distributor is obligated to offer shares of the Portfolios for sale on a continuous basis at all times when such shares are available for sale. In return for services provided under the Underwriting Agreement, the Distributor is entitled to receive the sales load charged in connection with the sale of any Portfolio shares and to be reimbursed for expenses incurred in providing such services.

        Class A shares of the Portfolios are offered for sale to the public at NAV plus the applicable sales charge. The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Portfolio and the amount retained by the Distributor for the fiscal years ended June 30, 2005, 2004 and 2003.


                             YEAR ENDED          YEAR ENDED        YEAR ENDED
                            JUNE 30, 2005      JUNE 30, 2004      JUNE 30, 2003
                            -------------      -------------      -------------

                            SALES   AMOUNT     SALES  AMOUNT     SALES   AMOUNT
                            CHARGE  RETAINED  CHARGE RETAINED   CHARGE  RETAINED
                            ------  --------  ------ --------   ------  --------
Government Securities        $20      $2        $77      $6     $1,535    $285
Portfolio

Growth Portfolio              $0      $0     $1,940    $211       $308     $35

        The Distributor may reallow to dealers selling Portfolio shares a portion of the sales charge collected by the Distributor in connection with those sales. The table below shows the maximum amounts of such reallowances expressed as a percentage of the offering price of each Portfolio's Class A shares.

                                                       REALLOWANCE AS A
                  PORTFOLIO                      PERCENTAGE OF OFFERING PRICE
                  ---------                      ----------------------------

         Government Securities Portfolio                    2.75%

         Growth Portfolio                                   4.00%


Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain investment professionals, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

ADMINISTRATOR

        Adminisystems, Inc., has been retained as the Fund's administrator, transfer agent and dividend paying agent under a Transfer Agent and Administrative Services Agreement with the Fund. The Administrator provides, or contracts with others to provide, all necessary office facilities, bookkeeping and recordkeeping services, dividend disbursing services and share transfer services for the Fund. The Administrator is entitled to receive an administration fee, computed and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Portfolio. The Administrator is a wholly-owned subsidiary of Farmers & Merchants Investments, Inc. and is an affiliate of the Adviser. The address of the Administrator is 6811 S. 27th Street, Lincoln, Nebraska 68512.

        The Portfolios paid the Administrator the following fees pursuant to the Administration Agreement for the fiscal years ended June 30, 2005, 2004 and 2003.

                                           2005         2004         2003
                                           ----         ----         ----

Government Securities Portfolio          $129,350    $139,559       $138,262

Growth Portfolio                         $148,791    $134,008       $114,215

        The Administrator may enter into Sub-Administration Agreements with various banks and financial institutions pursuant to which such banks and financial institutions will provide subaccounting and other shareholder services to their customers who invest in the Portfolios. These Sub-Administration Agreements will provide for the payment of a fee of up to 0.15% of average daily net assets of the Portfolios represented by shares held by the banks. Banks may reimburse customer accounts for such fees if required by local trust laws.

CUSTODIAN

        The Fund's Custodian is Union Bank and Trust Company ("Union Bank"). Under the Custodian Agreement, Union Bank holds all cash and securities of the Fund's various Portfolios through its trust department and effects transactions in the Fund's securities and cash only upon written instruction from the Fund's authorized persons. The Government Securities Portfolio and the Growth Portfolio pay no Custodian fees. The address of the Custodian is 6811 S. 27th Street, Lincoln, Nebraska 68512.

COUNSEL

        Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors, including all disinterested directors, unanimously approved the appointment of Deloitte & Touche LLP, 1248 "O" Street, Suite 716, Lincoln, Nebraska 68508 as the Fund's independent registered public accounting firm.

PORTFOLIO MANAGERS

        William S. Eastwood, CFA, is Chairman of Union Investment Advisers, has been affiliated with Union Investment Advisors since May 2001, and is the Chief Investment Officer of Union Bank and Trust Company. He has been affiliated with Union Bank and the management of the Fund since March of 1995. Mr. Eastwood is responsible for management of the Growth Portfolio. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed become common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

        Mark E. Portz, CFA, is Vice President of Union Investment Advisers and President of Nelnet Capital, LLC. Mr. Portz is responsible for management of the Government Securities Portfolio. He has been affiliated with Union Investment Advisors since May 2001 and Union Bank and Trust Company ("Union Bank") since 2000. Prior to joining Union Bank, Mr. Portz was involved in capital market activities at BancOne Capital Markets and Alex Brown & Sons. He earned a B.S. Degree in Business Administration from the University of Nebraska - Lincoln and holds the Chartered Financial Analyst (CFA) professional designation.

OTHER ACCOUNTS MANAGED

        The Portfolio Managers are dual employees of the Adviser and Union Bank and Trust Company, Lincoln, Nebraska. In addition to managing the Portfolios, the Portfolio Managers also manage other investment portfolios and other accounts held in the trust department of Union Bank and Trust Company. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of June 30, 2005.

---------------- ----------- ---------------- ----------- --------------- ------------ ----------
                                              Number of    Total Assets
                 Number of    Total Assets      Other         in Other                  Total
                 Registered   in Registered    Pooled         Pooled                   Assets
                 Investment    Investment     Investment    Investment       Other     in Other
                 Companies      Companies     Vehicles       Vehicles      Accounts    Accounts
                  Managed       Managed*       Managed       Managed*       Managed    Managed*
---------------- ----------- ---------------- ----------- --------------- ------------ ----------
William S.
Eastwood             1             62             0             0             108         340
---------------- ----------- ---------------- ----------- --------------- ------------ ----------
Mark E. Portz        1             50             0             0             11          191
---------------- ----------- ---------------- ----------- --------------- ------------ ----------
*Amounts in millions.

        None of the accounts set out above managed by either Mr. Eastwood or Mr. Portz have performance-based advisory fees.

        As indicated above, the Portfolio Managers also manage other investment accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objective and strategies of the other accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, a Portfolio Manager may need to allocate investment opportunities between the Fund and another account having similar objectives or strategies, or he may need to execute transactions for another account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by a Portfolio Manager have the same management fee. If the adviser fee structure of another account is more advantageous to the Adviser than the fee structure of the Fund, the Portfolio Manager could have an incentive to favor the other account. However, the Adviser's compliance procedures and Code of Ethics recognize the Portfolio Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or may manage funds or accounts with different investment objectives and strategies.

COMPENSATION OF PORTFOLIO MANAGERS

        Mr. Eastwood is compensated with a fixed salary plus a bonus. The bonus is not tied specifically to the Fund's performance, but instead is tied to the overall profitability of Union Bank, as well as his successful execution of all duties as assigned. Mr. Portz is compensated with a fixed salary plus a bonus. The bonus is not tied specifically to the Fund's performance.

OWNERSHIP OF FUND SHARES

        As of June 30, 2005, Mr. Eastwood beneficially owned shares in the Growth Portfolio worth between $100,001 - $500,000, and shares in the Government Securities Portfolio worth between $10,001-$50,000. Mr. Portz beneficially owned shares in the Growth Institutional Portfolio worth between $50,001 - $100,000, and shares in the Government Securities Portfolio worth between $1-$10,000.

CODE OF ETHICS


        The Fund, the Adviser and the Distributor have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors and officers of the Fund, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Portfolios or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Fund that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Portfolio, is permitted by persons covered under the relevant Code subject to certain restrictions. However, those persons are generally required to pre-clear all security transactions with the compliance officer or her designee and to report all transactions on a regular basis.


PROXY VOTING POLICIES AND PROCEDURES


        The Board of Directors of the Fund has delegated responsibility for decisions regarding proxy voting for securities the Portfolios hold to the Adviser. The Adviser will vote such proxies in accordance with proxy policies and procedures, which the Board of Directors has reviewed, and which are attached to this Statement of Additional Information as Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors of the Fund for approval.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser receives benefits, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser believes that most research services obtained generally benefit several or all of the accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.


        The Adviser does not maintain any "formula" which must be followed in connection with the placement of transactions. However, from time to time, the Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide research services which the Adviser anticipates will be useful. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

        Portfolio transactions may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor or Nelnet Capital on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in the best interest of the Fund to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        All transactions will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors including a majority of the noninterested directors pursuant to Rule 17e-1 under the Investment Company Act of 1940.

        In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser with a view to achieving the investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

        During the fiscal years ended June 30, 2005, 2004 and 2003, the Fund incurred brokerage commissions in the following amounts:


                                   2005          2004          2003
                                   ----          ----          ----

Growth Portfolio                $108,571       $99,843       $195,575


The Fund did not pay any brokerage commissions with respect to the Government Securities Portfolio during such fiscal years.


        Nelnet Capital was paid 26.40% of the aggregate brokerage commissions paid in the fiscal year ended June 30, 2005. The remaining brokerage commissions were paid to 12 other unaffiliated broker dealers. Of the aggregate dollar amount of transactions involving payment of commissions, 28.85% were effected through Nelnet Capital in the fiscal year ended June 30, 2005. It is the Fund's intent that brokerage transactions executed through Nelnet Capital will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors, including a majority of the noninterested directors pursuant to Rule 17e -1 under the Investment Company Act of 1940.


CAPITAL STOCK

        The Fund is authorized to issue a total of one billion shares of capital stock, with a par value of $.001 per share. The Fund has divided the shares of its capital stock into separate categories of common stock designated as the Government Securities Portfolio and the Growth Portfolio shares. The Fund initially issued only one class of shares of each Portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective December 31, 1997, all shares of the Portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each Portfolio was authorized. Pursuant to Articles of Amendment dated as of May 22, 2000, the Fund has designated 10 million shares to the Institutional Class of the Government Securities Portfolio and 20 million shares to the Institutional Class of the Growth Portfolio and to the Retail Class A class of each Portfolio. The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other Portfolios or classes of shares of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

        All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

        Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of Portfolio, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

        On an issue affecting only one Portfolio or only one class of shares of a Portfolio, the shares of the Portfolio or class vote as a separate series. Examples of such issues would be proposals to change the Investment Advisory Agreement or change a fundamental investment restriction pertaining to only one Portfolio. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.

SHAREHOLDERS MEETINGS

        The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Fund. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Fund.

        In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for approval and all amendments to Rule 12b-1 distribution plans. Finally, the Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

        UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as of June 30, 2005, as set forth below. The following table also provides the name and address of any person who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date.


       PORTFOLIO           NAME & ADDRESS               SHARES      % OWNERSHIP
       ---------           --------------               ------      -----------

Growth Portfolio        UBATCO & Co.                  3,983,495       99.35%
                        6801 S. 27th St.
                        Lincoln, NE  68512

                        Including

                        Crete Carrier 401(k) Plan       534,966       13.34%
                        P.O. Box 82118
                        Lincoln, NE  68528

                        Union Bank and Trust Company    423,764       10.57%
                        Profit Sharing & 401(k) Plan
                        6801 S. 27th St.
                        Lincoln, NE  68512

                        Linweld 401(k) Plan/PSP         247,927        6.18%
                        2900 S. 70th St. Suite 400
                        Lincoln, NE  68506

                        Nelnet 401(k) Plan              219,693        5.48%
                        121 S 13 St. Suite 301
                        Lincoln, NE  68508

Government Securities   UBATCO & CO                    5,131,346      99.80%
Portfolio               6801 S. 27th St.
                        Lincoln, NE  68512

                        Including

                        Union Bank and Trust Company    402,271        7.82%
                        Profit Sharing & 401(k) Plan
                        6801 S. 27th St.
                        Lincoln, NE  68512

                        Crete Carrier 401(k) Plan       946,983       18.42%
                        400 NW 56th St.
                        Lincoln, NE  68528

                        Nelnet 401(k) Plan              338,054        6.57%
                        121 S 13 St. Suite 301
                        Lincoln, NE  68508


        On June 30, 2005, the Directors and officers of the Fund as a group beneficially owned less than 1% of the shares of the Growth Portfolio and of the Government Securities Portfolio.

REDEMPTION OF SHARES AND EXCHANGES BETWEEN CLASSES

REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

EXCHANGES BETWEEN CLASSES

        An exchange between Retail Class A shares and the Institutional Class shares of a Portfolio is generally not permitted. However, exchanges between the classes will be permitted if a Retail Class A shareholder becomes eligible to purchase Institutional Class shares. For example, a Retail Class A shareholder may establish a trust account that is eligible to purchase shares of the Institutional Class. In this case, an exchange will be permitted between the Retail Class A class of a Portfolio and the Institutional Class of the same Portfolio at net asset value, without the imposition of a sales charge, fee or other charge. An exchange from the Institutional Class of a Portfolio to the Retail Class A class of that Portfolio will occur automatically when an Institutional Class shareholder becomes ineligible to invest in the Institutional Class, at net asset value and without the imposition of a sales load, fee or other charge. The Fund will provide at least thirty days' notice of any such exchange. After the exchange, the exchanged shares will be subject to all fees applicable to the Retail Class A shares. The Fund reserves the right to require you to complete an application or other documentation in connection with the exchange.

TAX STATUS

        The Fund has qualified and intends to continue to qualify its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

CALCULATIONS OF PERFORMANCE DATA

        From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolio's net investment income per share for the base period which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the result. The Portfolio's net investment income changes in response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

        Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such Portfolio. In periods of rising interest rates, the opposite can be expected to occur. The Fund may also quote the indices of bond prices and yields prepared by Lehman Brothers and Merrill Lynch, leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

        The yields of the Portfolio for the 30-day period ended June 30, 2005 were:

                                         Institutional Class   Retail Class A
                                                Shares             Shares

Government Securities Portfolio                 3.30%              3.20%

Growth Portfolio                                0.41%              0.39%


        In connection with the quotations of yields in advertisements described above, the Fund may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.

        The average annual total returns of the Retail Class A shares of the Portfolios for the one year, five years and inception to date ended June 30, 2005 are as follows:


                                                                    INCEPTION TO
                                               ONE YEAR  FIVE YEARS     DATE
                                               --------  ----------     ----
Return before taxes
  Growth Portfolio                               7.95%     -1.05%       4.40%
  Government Securities Portfolio                2.94%     4.35%        4.14%

Return after taxes on distributions
  Growth Portfolio                               7.95%     -1.56%       3.25%
  Government Securities Portfolio                1.83%     2.89%        2.49%

Return after taxes on distributions and sale
of portfolio shares
  Growth Portfolio                               6.76%     -1.56%       2.80%
  Government Securities Portfolio                1.56%     2.48%        2.14%


        The average annual total returns of the Institutional shares of the Portfolios for the one year, five years and inception to date ended June 30, 2005 are as follows:


                                            ONE YEAR   FIVE YEARS    TEN YEARS
                                            --------   ----------    ---------
Return before taxes
  Growth Portfolio                            7.84%      -0.87%        9.39%
  Government Securities Portfolio             2.91%       4.58%        4.54%

Return after taxes on distributions
  Growth Portfolio                            7.84%      -1.38%        7.90%
  Government Securities Portfolio             1.81%       3.03%        2.72%

Return after taxes on distributions
and sale of portfolio shares
  Growth Portfolio                            6.66%      -1.38%        7.05%
  Government Securities Portfolio             1.54%       2.60%        2.36%


FINANCIAL STATEMENTS


        The Fund hereby incorporates by reference the Portfolios' audited financial statements including the report of independent registered public accounting firm, and the related information contained in the Fund's Annual Report for the fiscal year ended June 30, 2005. The Fund's Annual Report is available upon request to the Fund without charge.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS,
                      COMMERCIAL PAPER, AND PREFERRED STOCK

                        Ratings of Corporate Obligations

Moody's Investors Service, Inc.

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

        Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

Standard & Poor's Corporation

        AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

        A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

        BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           Ratings of Preferred Stock

Standard & Poor's Corporation

        Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

        The preferred stock ratings are based on the following considerations:


        1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

        2.      Nature of and provisions of the issue.

        3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

               AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

               AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

               A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

               BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

               BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

               C:     A preferred stock rated C is a nonpaying issue.

               D: A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

               NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

               Plus (+) or Minus (-) To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Moody's Investors Service, Inc.

               aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

               aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

               a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

               baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

               ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

               b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

               caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

               ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

               c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                               STRATUS FUND, INC.
                          PROXY POLICIES AND PROCEDURES

A.      Proxy Policies

        Stratus Fund, Inc. (the "Fund") has the fiduciary obligation to make the economic best interests of fund shareholders the sole consideration when voting proxies of companies held in the Fund. As the Fund's Advisor, Union Investment Advisors, Inc. ("UIA") is entrusted with the duty of voting proxies on behalf of Fund shareholders and shall follow the proxy policies and procedures hereby set forth for the Fund.

        As a general rule, the Fund will vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders or reduce the value of shareholders' investments. At the same time, the Fund believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the Fund portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes will be cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although the Fund's proxy voting policies are stated below, the Fund considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

        It is the Fund's understanding that UIA utilizes the services of an independent, third party proxy service vendor and that the vendor follows the same general guidelines described above, applying the following proxy voting policies under most circumstances.

I.      Boards Of Directors

        A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit and compensation committees, should be completely independent.

        There are some actions by directors that should result in votes being withheld. Some of these instances would include directors who:

        o Are not independent directors and sit on the board's audit or compensation committee;

        o Exhibit systematically poor attendance at board and committee meetings without a valid excuse;

        o Enacted egregious corporate governance policies or failed to replace management as appropriate;

        o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

        o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

        Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

        o Long-term financial performance of the target company relative to its industry;
        o       Management's track record;
        o Portfolio manager's assessment; o Qualifications of director nominees (both slates);
        o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
        o       Background to the proxy contest.

II.     Independent Auditors

        A company should limit its relationship with its auditors to the audit engagement and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

        o It is not clear that the auditors will be able to fulfill their function;

        o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

        o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III.    Compensation Programs

        Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features.

        o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

        o We will generally support the use of employee stock purchase plans to increase company stock ownership by employees

        o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV.     Corporate Matters

        We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

        o We will vote for merger and acquisition proposals that we feel, based upon a review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

        o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

        o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

        o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

        o We will generally vote for annual election of all directors and against classified boards.

V.      Shareholder Proposals and Shareholder Rights

        Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. Shareholder proposals are reviewed on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions and the reasonableness of the request.

        o We will generally abstain from shareholder social and environmental proposals.

        o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

        o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

        o We will generally vote for proposals to lower barriers to shareholder action.

VI. Other

        o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

        o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

        o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interests of advisory clients.

The Fund's proxy policies, and the procedures noted below, may be amended from time to time.

B.      Third Party Review

        The Fund shall consider its fiduciary responsibility to shareholders when addressing proxy issues and ensure that votes are cast accordingly.

        In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Company's Board of Directors.

        o Other than by voting proxies and participating in creditors' committees, the Fund shall not engage in conduct that involves an attempt to change or influence the control of a company.

        o The Fund will not publicly announce its voting intentions and the reasons therefore.

        o The Fund shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

        o All communications regarding proxy issues shall be for the sole purpose of expressing and discussing the Fund's concerns for its shareholders interests and not for an attempt to influence or control management.

C.      Restrictions Affecting Voting

        If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, the Fund will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause the Fund to refrain from voting. Although the Fund considers proxy voting to be an important shareholder right, the Fund will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

D.      Conflicts of Interest

        Potential conflicts of interest may include situations where the Fund or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm the Fund's relationship with the company. Utilization of an independent third party by the Fund's Advisor allows for the avoidance of even the appearance of impropriety, as the independent third party will not take the Fund's relationship with the company into account, and will vote the company's proxies in the best interests of Fund shareholders, in accordance with these proxy policies and procedures.

E.      Recordkeeping

        The Fund maintains the following records:

        o       A copy of the Fund's Proxy Voting Policy and Procedures;

        o Proxy statements received portfolio securities (this may be satisfied by relying on the SEC EDGAR system, available at www.sec.gov, or a third party if the party undertakes to provide a copy promptly on request);

        o A record of each vote cast (this may be satisfied by relying on a third party to make and retain, on behalf of the Fund, a record of the vote cast, provided that the third party undertakes to provide a copy promptly upon request);

        o A copy of any document created by the Fund that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision;

        o Each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

        Proxy voting books and records must be maintained in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the Fund's office.

Dated:  September 30, 2003

                                     PART C

                                OTHER INFORMATION


Item 23.    Exhibits
            --------

               Exhibit No.      Description
               -----------      ------------

                  (a) (i) Articles of Incorporation of New Horizon Fund, Inc., dated October 26, 1990, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                        (ii) Articles of Amendment to the Articles of Incorporation of the New Horizon Fund, Inc., changing the name of the corporation to Apex Fund, Inc., dated as of November 7, 1990, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                        (iii) Articles of Amendment to the Articles of Incorporation of Apex Fund, Inc., changing the name of the corporation to Stratus Fund, Inc., dated as of January 15, 1991, were filed electronically as an Exhibit to Post- Effective Amendment No. 11 on October 25, 1995.

                        (iv) Articles of Amendment to the Articles of Incorporation of Stratus Fund, Inc., dated April 28, 1994, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                        (v) Amended and Restated Articles of Incorporation of Stratus Fund, Inc. dated December 6, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on October 29, 1998.

                        (vi) Articles of Amendment of Stratus Fund, Inc. dated as of May 22, 2000 were filed electronically as an Exhibit to Post-Effective Amendment No. 20 on October 31, 2000.

                  (b) Bylaws of Stratus Fund, Inc., as amended, dated as of January 15, 1991, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and are hereby incorporated by reference.

                  (c)   None

                  (d) Investment Advisory Agreement between Union Investment Advisors and Stratus Fund dated as of September 15, 2003, was filed electronically as an Exhibit to Post-Effective Amendment No. 23 on October 30, 2003, and is hereby incorporated by reference.

                  (e) Underwriting and Distribution Agreement between Stratus Fund Inc., and UFS Securities, LLC, dated October 31, 2002, was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on October 31, 2002, and is hereby incorporated by reference.

                  (f)   None

                  (g) Custodian Agreement between Stratus Fund, Inc., and Union Bank and Trust Company, Lincoln, Nebraska, dated May 1, 1994, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995 and is hereby incorporated by reference.

                  (h) Transfer Agent and Administrative Services Agreement between Stratus Fund, Inc., and Lancaster Administrative Services, Inc., dated July 1, 1999, was filed electronically as an Exhibit to Post-Effective Amendment No. 18 on August 27, 1999, and is hereby incorporated by reference. None

                   (i)  (i)     Opinion and Consent of Messrs. Cline,
                                Williams, Wright, Johnson & Oldfather dated May
                                10, 1991 were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October
                                25, 1995, and are hereby incorporated by reference.

                        (ii) Opinion of Ballard Spahr Andrews & Ingersoll with respect to Retail Class A shares of each Portfolio dated October 31, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on October 31, 1997 and is hereby incorporated by reference.

                        (iii) Consent of Ballard Spahr Andrews & Ingersoll dated October 28, 2005, is filed herewith electronically.

                  (j) Consent of Deloitte & Touche LLP dated October 28, 2004, is filed herewith electronically.

                  (k)           None

                  (l) Revised Subscription Agreement of Initial Stockholder dated May 3, 1991, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                  (m)           None

                  (n) Multiple Class Plan of Stratus Fund, Inc., adopted pursuant to Rule 18f-3 under the 1940 Act was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on October 31, 1997 and is hereby incorporated by reference.

                  (o)           Reserved

                  (p)    (i)    Stratus Fund, Inc. Code of Ethics dated as
                                of August 15, 2000 was filed electronically as an Exhibit to Post-Effective Amendment No. 20 on
                                October 31, 2000, and is hereby incorporated by reference.

                         (ii) Union Bank and Trust Company Code of Ethics for Stratus Fund, Inc. Covered Persons dated as of August 15, 2000 was filed electronically as an Exhibit to Post-Effective Amendment No. 20 on October 31, 2000, and is hereby incorporated by reference.

                        (iii) USF Securities, LLC, Code of Ethics was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on October 31, 2002, and is hereby incorporated by reference.

Item 24.       Persons Controlled by or under Common Control with Registrant
               -------------------------------------------------------------
               N/A

Item 25.       Indemnification
               ---------------

       Section 302A.521 of the Minnesota Business Corporation Act requires indemnification of officers and directors of the Registrant under circumstances set forth therein. Reference is made to Article 9 of the Amended and Restated Articles of Incorporation (Exhibit 1), Article XIII of the Bylaws of Registrant (Exhibit 2 hereto), to Section 10 of the Underwriting Agreement (Exhibit 6) and to Section 8 of the Transfer Agent and Administrative Services Agreement (Exhibit 5a) for additional indemnification provisions.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of Investment Adviser
              ----------------------------------------------------

        Union Investment Advisors has not engaged in any other business of a substantial nature during the last two fiscal years. Each officer and director of Union Investment Advisors listed below also serves as an officer or employee of Union Bank and Trust Company, 6801 S. 27th Street, Lincoln, Nebraska 68512.

        Name of Director            Positions with       Other Substantial
        and Officer                 Adviser              Business Past Two Years
        -----------                 -------              -----------------------
        William C. Eastwood         Chairman             Banking

        Jon C. Gross                President            Banking

        Mark Portz                  Vice President       Banking

Item 27.       Principal Underwriters
              -----------------------


        (a) Nelnet Capital, LLC, does not act as principal underwriter, depositor or investment adviser for any other investment company.

        (b)
                             Positions and                Positions and
Name and Principal           Offices with                 Offices with
 Business Address             Underwriter                 Registrant
-----------------            -------------              -----------------------

Mark Portz                   Director and President        n/a
6801 S. 27th St.
Lincoln, NE  68512

Jon Gross                    Director                      Vice President and
6801 S. 27th St.                                           Chief Financial
Lincoln, NE  68512                                         Officer

Chad Melcher                 Director and Vice President   n/a
6801 S. 27th St.
Lincoln, NE  68512

Chuck Norris                 Director and Vice President   n/a
6801 S. 27th St.
Lincoln, NE  68512

Paul Shockley                Director                      n/a
2229 S. Joliet Way
Aurora, Co. 80014

Hannah Smitterberg           Director                      n/a
6991 E. Camelback Rd.
Stuite B290
Scottsdale, AZ  85251


        (c) Not applicable.

Item 28.       Location of Accounts and Records
              --------------------------------

          All required accounts, books and records will be maintained by Michael
S. Dunlap, 6801 S. 27th, Lincoln, Nebraska 68501

Item 29.       Management Services
               --------------------

        Not applicable.

Item 30.       Undertakings
               ------------

        Not applicable.
                                        7

                                   SIGNATURES



Pursuant to the requirements of the Securities Act and the Investment Company Act the Fund certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act and has duly caused this amendment to its Registration Statement to be signed on its behalf and by the undersigned, thereto duly authorized, in the City of Lincoln, State of Nebraska, on the 25nd day of October, 2005.



                                            STRATUS FUND, INC.


                                            By /s/ Jon C. Gross
                                              ------------------------------
                                               Jon C. Gross, President


        Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated:


     Signatures                   Title                        Date
    -------------                ------                        -----

/s/  Jon C. Gross
-------------------------
 Jon C. Gross                   President, Director            October 24, 2005
                                (Principal Executive Officer)

/s/ Jeffrey Jewell
-------------------------
 Jeffrey Jewell                 Chief Financial Officer,       October 24, 2005
                                Treasurer
                                (Principal Financial Officer
                                 and Principal Accounting Officer)

/s/ R. Paul Hoff
-------------------------       Director                       October 24, 2005
R. Paul Hoff


/s/ Edson L. Bridges
-----------------------------
Edson L. Bridges, III           Director                       October 24, 2005



/s/ Thomas C. Smith
-----------------------------
Thomas C. Smith                 Director                       October 24, 2005


/s/ James DeMars
-----------------------------
James DeMars                    Director                       October 24, 2005

                                INDEX TO EXHIBITS



    EXHIBIT
    NUMBER           DESCRIPTION
  ---------      -------------------------------


 (i) (iii) Consent of Ballard Spahr Andrews & Ingersoll, LLP

 (j) Consent of Deloitte & Touche LLP